EXHIBIT 99.1
                                                                    ------------


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

------------------------------------X
                                     :
IN RE                                :         CHAPTER 11 CASE NOS.
                                     :
FACTORY CARD OUTLET CORP. AND        :         99-685 (EIK)
FACTORY CARD OUTLET OF               :         99-686 (EIK)
   AMERICA LTD.,                     :
                                     :         (JOINTLY ADMINISTERED)
                     DEBTORS.        :
------------------------------------X


                         DEBTORS' AMENDED JOINT PLAN OF
             REORGANIZATION UNDER CHAPTER 11 OF THE BANKRUPTCY CODE
             ------------------------------------------------------





                                       WEIL, GOTSHAL & MANGES LLP
                                       CO-ATTORNEYS FOR THE DEBTORS
                                       767 FIFTH AVENUE
                                       NEW YORK, NEW YORK 10153
                                       (212) 310-8000


                                       RICHARDS, LAYTON & FINGER, P.A.
                                       CO-ATTORNEYS FOR THE DEBTORS
                                       ONE RODNEY SQUARE
                                       P.O. BOX 551
                                       WILMINGTON, DELAWARE 19899
                                       (302) 658-6541






DATED: WILMINGTON, DELAWARE
     FEBRUARY 5, 2002

                                TABLE OF CONTENTS

                                                                                                                               PAGE
Article I                 Definitions.............................................................................................1

           1.1       Administrative Expense Claim.................................................................................1

           1.2       Affiliate....................................................................................................1

           1.3       Allowed......................................................................................................1

           1.4       Availability.................................................................................................2

           1.5       Ballot.......................................................................................................2

           1.6       Bankruptcy Code..............................................................................................2

           1.7       Bankruptcy Court.............................................................................................2

           1.8       Bankruptcy Rules.............................................................................................2

           1.9       Business Day.................................................................................................2

           1.10      Cash.........................................................................................................2

           1.11      Causes of Action.............................................................................................2

           1.12      Chapter 11 Cases.............................................................................................3

           1.13      Claim........................................................................................................3

           1.14      Claims Register..............................................................................................3

           1.15      Class........................................................................................................3

           1.16      Collateral...................................................................................................3

           1.17      Collateral Trustee...........................................................................................3

           1.18      Collateral Trust Agreement...................................................................................3

           1.19      Commencement Date............................................................................................3

           1.20      Confirmation Date............................................................................................3

           1.21      Confirmation Hearing.........................................................................................3

           1.22      Confirmation Order...........................................................................................3

           1.23      Contingent Prepayment........................................................................................3

           1.24      Control......................................................................................................4

           1.25      Convenience Claim............................................................................................4

           1.26      Creditors' Committee.........................................................................................4

           1.27      Debtors......................................................................................................4

           1.28      Debtors in Possession........................................................................................4

           1.29      Disclosure Statement.........................................................................................4

           1.30      Disputed.....................................................................................................4

           1.31      Disputed Claim Amount........................................................................................4


                                       i

                               TABLE OF CONTENTS
                                   (CONTINUED)
                                                                                                                               PAGE

           1.32      Distributable Cash...........................................................................................4

           1.33      Distribution Pool............................................................................................4

           1.34      Effective Date...............................................................................................5

           1.35      Employment Contracts.........................................................................................5

           1.36      Employee Options.............................................................................................5

           1.37      Equity Committee.............................................................................................5

           1.38      Equity Interest..............................................................................................5

           1.39      Excess Availability..........................................................................................5

           1.40      Extended Creditor Payment Amount.............................................................................5

           1.41      Extended Creditor Payment Obligation.........................................................................5

           1.42      Extended Creditor Payment Date...............................................................................5

           1.43      Factory Card.................................................................................................5

           1.44      Factory Card Equity Interest.................................................................................5

           1.45      FCO..........................................................................................................5

           1.46      FCO Equity Interest..........................................................................................5

           1.47      Final Fee Applications.......................................................................................6

           1.48      Final Order..................................................................................................6

           1.49      General Unsecured Claim......................................................................................6

           1.50      IBM Secured Claim............................................................................................6

           1.51      IBM Stipulation..............................................................................................6

           1.52      Initial Distribution Date....................................................................................6

           1.53      Insured Claim................................................................................................6

           1.54      Intercreditor Agreement......................................................................................6

           1.55      IRS..........................................................................................................7

           1.56      KeyCorp Secured Claim........................................................................................7

           1.57      KeyCorp Stipulation..........................................................................................7

           1.58      Lien.........................................................................................................7

           1.59      New Common Stock.............................................................................................7

           1.60      New Employee Stock Option Plan...............................................................................7

           1.61      New Equity Warrants..........................................................................................7

           1.62      New Management Stock.........................................................................................7

           1.63      New Management Warrants......................................................................................7


                                       ii

                               TABLE OF CONTENTS
                                   (CONTINUED)
                                                                                                                               PAGE


           1.64      Other Priority Claim.........................................................................................7

           1.65      Other Secured Claim..........................................................................................7

           1.66      Person.......................................................................................................7

           1.67      Plan.........................................................................................................8

           1.68      Plan Supplements.............................................................................................8

           1.69      Prepayment Calculation Date..................................................................................8

           1.70      Prepayment Date..............................................................................................8

           1.71      Priority Tax Claim...........................................................................................8

           1.72      Pro Rata Share...............................................................................................8

           1.73      Quarter......................................................................................................8

           1.74      Record Date..................................................................................................8

           1.75      Reinstated or Reinstatement..................................................................................8

           1.76      Reorganized Debtors..........................................................................................9

           1.77      Reorganized Factory Card.....................................................................................9

           1.78      Reorganized Factory Card By-Laws.............................................................................9

           1.79      Reorganized Factory Card Certificate of Incorporation........................................................9

           1.80      Reorganized FCO..............................................................................................9

           1.81      Reorganized FCO By-Laws......................................................................................9

           1.82      Reorganized FCO Certificate of Incorporation.................................................................9

           1.83      Schedules....................................................................................................9

           1.84      Secured Claim................................................................................................9

           1.85      Secured Tax Claim............................................................................................9

           1.86      Security Agreement...........................................................................................9

           1.87      Sensormatic Secured Claim....................................................................................9

           1.88      Series A Warrants...........................................................................................10

           1.89      Series B Warrants...........................................................................................10

           1.90      Series C Warrants...........................................................................................10

           1.91      Series D Warrants...........................................................................................10

           1.92      Subsidiary..................................................................................................10

           1.93      Successive Distribution Date................................................................................10

           1.94      Surplus Distributions.......................................................................................10

           1.95      Tax Code....................................................................................................10


                                      iii

                               TABLE OF CONTENTS
                                   (CONTINUED)
                                                                                                                               PAGE

           1.96      Third-Party.................................................................................................10

           1.97      Tort Claim..................................................................................................11

           1.98      Trade Conversion Agreement..................................................................................11

           1.99      Trade Conversion Notes......................................................................................11

           1.100     Trade Conversion Participants...............................................................................11

           1.101     Trade Terms Agreement.......................................................................................11

           1.102     Trade Terms Participants....................................................................................12

           1.103     Treasury Regulation.........................................................................................12

           1.104     Unsecured Claim.............................................................................................12

           1.105     Working Capital Facility....................................................................................12

           1.106     Interpretation; Application of Definitions and Rules of Construction........................................12

Article II                TREATMENT OF ADMINISTRATIVE EXPENSE CLAIMS AND PRIORITY TAX CLAIMS.....................................12

           2.1       Administrative Expense Claims...............................................................................12

           2.2       Professional Compensation and Reimbursement and Substantial Contribution Claims.............................12

           2.3       Priority Tax Claims.........................................................................................13

Article III               CLASSIFICATION OF CLAIMS AND EQUITY INTERESTS..........................................................13

Article IV                TREATMENT OF CLAIMS AND EQUITY INTERESTS...............................................................14

           4.1       CLASS 1 -- OTHER PRIORITY CLAIMS............................................................................14

                               (a)        Impairment and Voting..................................................................14

                               (b)        Distributions..........................................................................14

           4.2       CLASS 2 -- SECURED TAX CLAIMS...............................................................................14

                               (a)        Impairment and Voting..................................................................14

                               (b)        Distributions..........................................................................14

                               (c)        Retention of Liens.....................................................................14

           4.3       CLASS 3 - KEYCORP SECURED CLAIM.............................................................................14

                               (a)        Impairment and Voting..................................................................14

                               (b)        Distributions..........................................................................15

                               (c)        Retention of Liens.....................................................................15

           4.4       CLASS 4 - SENSORMATIC SECURED CLAIM.........................................................................15

                               (a)        Impairment and Voting..................................................................15

                               (b)        Reinstatement..........................................................................15


                                       iv

                               TABLE OF CONTENTS
                                   (CONTINUED)
                                                                                                                               PAGE

                               (c)        Retention of Liens.....................................................................15

           4.5       CLASS 5 - IBM SECURED CLAIM.................................................................................15

                               (a)        Impairment and Voting..................................................................15

                               (b)        Distributions..........................................................................15

                               (c)        Retention of Liens.....................................................................15

           4.6       CLASS 6 -- OTHER SECURED CLAIMS.............................................................................16

                               (a)        Impairment and Voting..................................................................16

                               (b)        Distributions/Reinstatement of Claims..................................................16

           4.7       CLASS 7 -- CONVENIENCE CLAIMS...............................................................................16

                               (a)        Impairment and Voting..................................................................16

                               (b)        Distributions..........................................................................16

           4.8       CLASS 8 -- GENERAL UNSECURED CLAIMS.........................................................................16

                               (a)        Impairment and Voting..................................................................16

                               (b)        Distributions..........................................................................16

           4.9       CLASS 9 - FACTORY CARD EQUITY INTERESTS.....................................................................17

                               (a)        Impairment and Voting..................................................................17

                               (b)        Distributions..........................................................................17

           4.10      CLASS 10 - FCO EQUITY INTERESTS.............................................................................17

                               (a)        Impairment and Voting..................................................................17

                               (b)        Distributions..........................................................................17

Article V                 PROVISIONS REGARDING VOTING AND DISTRIBUTIONS UNDER THE PLAN AND TREATMENT OF DISPUTED,
                          CONTINGENT AND UNLIQUIDATED ADMINISTRATIVE EXPENSE CLAIMS, CLAIMS AND EQUITY INTERESTS.................17

           5.1       Voting of Claims............................................................................................17

           5.2       Nonconsensual Confirmation..................................................................................17

           5.3       Method of Distributions Under the Plan......................................................................18

                               (a)        Distributions by the Reorganized Debtors...............................................18

                               (b)        Delivery of Distributions..............................................................18

                               (c)        Distributions of Cash..................................................................18

                               (d)        Timing of Distributions................................................................18

                               (e)        Minimum Distributions..................................................................18

                               (f)        Fractional Shares......................................................................18


                                       v

                               TABLE OF CONTENTS
                                   (CONTINUED)
                                                                                                                               PAGE

                               (g)        Unclaimed Distributions................................................................19

                               (h)        Distributions to Holders as of the Record Date.........................................19

           5.4       General Unsecured Claims....................................................................................19

                               (a)        Distributions as to Allowed Portion of General Unsecured Claims........................19

                               (b)        Distributions Withheld for Disputed General Unsecured Claims; Distribution Pool........19

                                          (i)       Property Held in Distribution Pool...........................................20

                                          (ii)      Distributions Withheld for Disputed General Unsecured Claims that are
                                                    Insured Claims...............................................................20

                                          (iii)     Expenses of Distribution Pool................................................20

                                          (iv)      Tax Reporting for the Distribution Pool......................................20

                               (c)        Distributions Upon Allowance of Disputed General Unsecured Claims......................21

                               (d)        Surplus Distributions of Cash to Holders of Allowed General Unsecured Claims...........21

                               (e)        Tort Claims............................................................................21

                               (f)        Assignment of Claims...................................................................22

           5.5       Objections to and Resolution of Administrative Expense Claims, Claims and Equity Interests..................22

           5.6       Distributions Relating to Allowed Insured Claims............................................................22

           5.7       Cancellation  and Surrender of Existing Securities and Agreements...........................................22

           5.8       Allocation of Plan Distributions Between Principal and Interest.............................................23

Article VI                EXECUTORY CONTRACTS AND UNEXPIRED LEASES...............................................................23

           6.1       Assumption or Rejection of Executory Contracts and Unexpired Leases.........................................23

                               (a)        Executory Contracts and Unexpired Leases...............................................23

                               (b)        Executory Contracts and Unexpired Leases; Inclusiveness................................24

                               (c)        Insurance Policies.....................................................................24

                               (d)        Approval of Assumption or Rejection of Executory Contracts and Unexpired Leases........24

                               (e)        Cure of Defaults.......................................................................25

                               (f)        Bar Date for Filing Proofs of Claim Relating to Executory Contracts and Unexpired
                                          Leases Rejected Pursuant to the Plan...................................................25

           6.2       Continuation of Indemnification Obligations.................................................................25

           6.3       Compensation and Benefit Programs...........................................................................25


                                       vi

                               TABLE OF CONTENTS
                                   (CONTINUED)
                                                                                                                               PAGE

Article VII               IMPLEMENTATION OF THE PLAN.............................................................................26

           7.1       Substantive Consolidation...................................................................................26

           7.2       Trade Conversion Agreement..................................................................................26

           7.3       Trade Terms Agreement.......................................................................................26

           7.4       Treatment of Intercompany Debt..............................................................................26

           7.5       Senior Executives of Reorganized Debtors....................................................................26

Article VIII              PROVISIONS REGARDING CORPORATE GOVERNANCE  AND MANAGEMENT OF REORGANIZED DEBTORS.......................27

           8.1       General.....................................................................................................27

           8.2       Meetings of Stockholders....................................................................................27

           8.3       Directors and Officers of the Reorganized Debtors...........................................................27

                               (a)        The Boards of Directors of Reorganized Factory Card and Reorganized FCO................27

                               (b)        Officers of Reorganized Factory Card and Reorganized FCO...............................27

           8.4       By-Laws and Certificates of Incorporation...................................................................27

           8.5       Authorization for Issuance of New Securities................................................................28

           8.6       New Management Stock........................................................................................28

           8.7       New Management Warrants.....................................................................................28

           8.8       New Employee Stock Option Plan..............................................................................28

           8.9       New Equity Warrants.........................................................................................28

Article IX                EFFECT OF CONFIRMATION OF PLAN.........................................................................29

           9.1       Term of Bankruptcy Injunction or Stays......................................................................29

           9.2       Revesting of Assets.........................................................................................29

           9.3       Avoidance Actions...........................................................................................29

           9.4       Discharge of Debtors........................................................................................29

           9.5       Injunction..................................................................................................30

Article X                 EFFECTIVENESS OF THE PLAN..............................................................................30

           10.1      Conditions Precedent to Effectiveness.......................................................................30

           10.2      Effect of Failure of Conditions.............................................................................31

           10.3      Waiver of Conditions........................................................................................31

Article XI                RETENTION OF JURISDICTION..............................................................................31

Article XII               MISCELLANEOUS PROVISIONS...............................................................................32

           12.1      Effectuating Documents and Further Transactions.............................................................32


                                      vii

                               TABLE OF CONTENTS
                                   (CONTINUED)
                                                                                                                               PAGE

           12.2      Corporate Action............................................................................................33

           12.3      Exemption from Transfer Taxes...............................................................................33

           12.4      Releases....................................................................................................33

           12.5      Exculpation.................................................................................................33

           12.6      Termination of Committees...................................................................................34

           12.7      Post-Confirmation Date Fees and Expenses....................................................................34

           12.8      Payment of Statutory Fees...................................................................................34

           12.9      Amendment or Modification of the Plan.......................................................................34

           12.10     Severability................................................................................................34

           12.11     Revocation or Withdrawal of the Plan........................................................................35

           12.12     Binding Effect..............................................................................................35

           12.13     Notices.....................................................................................................35

           12.14     Governing Law...............................................................................................36

           12.15     Withholding and Reporting Requirements......................................................................36

           12.16     Plan Supplements............................................................................................36

           12.17     Exhibits/Schedules..........................................................................................36

           12.18     Filing of Additional Documents..............................................................................37

Schedule 4.3(c)..................................................................................................................38

Schedule 4.4(c)..................................................................................................................39

Schedule 4.5(c)..................................................................................................................42

Schedule 5.4(f)..................................................................................................................45


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

-----------------------------------x
                                    :
In re                               :         Chapter 11 Case Nos.
                                    :
FACTORY CARD OUTLET CORP. and       :         99-685 (EIK)
FACTORY CARD OUTLET OF              :         99-686 (EIK)
   AMERICA LTD.,                    :
                                    :         (Jointly Administered)
                     Debtors.       :
-----------------------------------x


                  DEBTORS' AMENDED JOINT PLAN OF REORGANIZATION
                     UNDER CHAPTER 11 OF THE BANKRUPTCY CODE
                     ---------------------------------------

           Factory Card Outlet Corp. and Factory Card Outlet of America Ltd. propose the following amended joint plan of reorganization under section 1121(a) of title 11 of the United States Code:

                                   Article I

Definitions. As used herein, the following terms have the respective meanings specified below:

           1.1 Administrative Expense Claim means any right to payment constituting a cost or expense of administration of either of the Chapter 11 Cases under sections 503(b) and 507(a)(1) of the Bankruptcy Code, including, without limitation, Claims arising in connection with the Debtors' postpetition financing facility and any actual and necessary costs and expenses of preserving the estates of the Debtors, any actual and necessary costs and expenses of operating the business of the Debtors, any indebtedness or obligations incurred or assumed by the Debtors in Possession in connection with the conduct of their business, including, without limitation, for the acquisition or lease of property or an interest in property or the rendition of services, all compensation and reimbursement of expenses to the extent Allowed by the Bankruptcy Court under section 330 or 503 of the Bankruptcy Code and any fees or charges assessed against the estates of the Debtors under section 1930 of chapter 123 of title 28 of the United States Code.

           1.2 Affiliate means, as to any Person, any Subsidiary of such Person and any other Person which, directly or indirectly, Controls, is Controlled by or is under common Control with such Person and includes each officer, director, general partner or joint-venturer of such Person, and each Person who is the beneficial owner of 20% or more of any class of voting securities of such Person.

           1.3 Allowed means, with reference to any Claim or Equity Interest,
(a) any Claim against or Equity Interest in the Debtors which has been listed by the Debtors in their Schedules as liquidated in amount and not disputed or contingent and for which no contrary proof of claim has been filed, (b) any Claim or Equity Interest allowed hereunder, (c) any Claim or Equity Interest which is not Disputed, (d) any Claim or Equity Interest that is compromised, settled or otherwise resolved pursuant to the authority granted to the Debtors or the Reorganized Debtors pursuant to a Final Order of the Bankruptcy Court or under Section 5.5 of the Plan or (e) any Claim or Equity Interest which, if Disputed, has been Allowed by Final Order; provided, however, that any Claims or Equity Interests allowed solely for the purpose of voting to accept or reject the Plan pursuant to an order of the Bankruptcy Court shall not be considered "Allowed Claims" or "Allowed Equity Interests" hereunder. Unless otherwise specified herein or by order of the Bankruptcy Court, "Allowed Administrative Expense Claim," "Allowed Claim," or "Allowed Equity Interest" shall not, for any purpose under the Plan, include interest on such Administrative Expense Claim, Claim or Equity Interest from and after the Commencement Date.

           1.4 Availability means the average of the amount available to be borrowed by the Reorganized Debtors (calculated on the last day of each fiscal year as the availability on the last day of each of the twelve (12) months of that fiscal year divided by twelve (12) based on a borrowing base certificate or other similar document), exclusive of letters of credit, under the Reorganized Debtors' Working Capital Facility (assuming the Reorganized Debtors are able to meet all conditions to borrowing thereunder) during any fiscal year.

           1.5 Ballot means the form distributed to each holder of an impaired Claim and Factory Card Equity Interest on which is to be indicated acceptance or rejection of the Plan.

           1.6 Bankruptcy Code means title 11 of the United States Code, as amended from time to time, as applicable to the Chapter 11 Cases.

           1.7 Bankruptcy Court means the United States Bankruptcy Court for the District of Delaware or such other court having jurisdiction over the Chapter 11 Cases.

           1.8 Bankruptcy Rules means the Federal Rules of Bankruptcy Procedure as promulgated by the United States Supreme Court under section 2075 of title 28 of the United States Code, and any Local Rules of the Bankruptcy Court.

           1.9 Business Day means any day other than a Saturday, Sunday or any other day on which commercial banks in New York, New York are required or authorized to close by law or executive order.

           1.10 Cash means legal tender of the United States of America.

           1.11 Causes of Action means, without limitation, any and all actions, causes of action, liabilities, obligations, rights, suits, damages, judgments, claims and demands whatsoever, whether known or unknown, existing or hereafter arising, in law, equity or otherwise, based in whole or in part upon any act or omission or other event occurring prior to the Commencement Date or during the course of the Chapter 11 Cases, including through the Effective Date.

           1.12 Chapter 11 Cases means the cases under chapter 11 of the Bankruptcy Code commenced by the Debtors, styled In re Factory Card Outlet Corp. and Factory Card Outlet of America Ltd., Chapter 11 Case Nos. 99-685 (EIK) through 99-686 (EIK) Jointly Administered, currently pending before the Bankruptcy Court.

           1.13 Claim has the meaning set forth in section 101 of the Bankruptcy Code.

           1.14 Claims Register means the register of Claims maintained by Poorman-Douglas Corporation as the outside claims agent for the Bankruptcy Court in the Chapter 11 Cases.

           1.15 Class means a category of holders of Claims or Equity Interests as set forth in Article III of the Plan.

           1.16 Collateral means any property or interest in property of the estates of the Debtors subject to a Lien to secure the payment or performance of a Claim, which Lien is not subject to avoidance under the Bankruptcy Code or otherwise invalid under the Bankruptcy Code or applicable state law.

           1.17 Collateral Trustee means the party designated by the Creditors' Committee to (i) enter into the Collateral Trust Agreement, (ii) receive the grant of a security interest in certain collateral pursuant to the Security Agreement and exercise all rights and remedies thereunder and (iii) enter into the Intercreditor Agreement, in each case for the benefit of the holders of General Unsecured Claims and the holders of the Trade Conversion Notes.

           1.18 Collateral Trust Agreement means the agreement between the Debtors and the Collateral Trustee pursuant to which the Collateral Trustee will administer the Collateral securing the Extended Creditor Payment Obligation for the benefit of the holders of General Unsecured Claims and the Trade Conversion Notes for the benefit of the Trade Conversion Participants.

           1.19 Commencement Date means March 23, 1999, the date on which the Debtors commenced the Chapter 11 Cases.

           1.20 Confirmation Date means the date on which the Clerk of the Bankruptcy Court enters the Confirmation Order on the docket.

           1.21 Confirmation Hearing means the hearing held by the Bankruptcy Court to consider confirmation of the Plan pursuant to section 1129 of the Bankruptcy Code, as such hearing may be adjourned or continued from time to time.

           1.22 Confirmation Order means the order of the Bankruptcy Court confirming the Plan pursuant to section 1129 of the Bankruptcy Code.

           1.23 Contingent Prepayment means a mandatory prepayment of the Extended Creditor Payment Amount, which amount shall equal the product of (i) the amount of Excess Availability for the applicable fiscal year multiplied by
(ii) a fraction, the numerator of which shall be the outstanding principal amount of the Extended Creditor Payment Amount as of the applicable Prepayment Calculation Date and the denominator of which shall equal the sum of (A) the numerator plus (B) the outstanding principal amount of the Trade Conversion Notes as of the applicable Prepayment Calculation Date; provided, however, that the maximum amount of Contingent Prepayment Amount that is paid shall not exceed
(x) for the first year following the Effective Date, $847,000 less any optional prepayments of the Extended Creditor Payment Amount made during that year and
(y) for the second year following the Effective Date, $787,000 less any optional prepayments of the Extended Creditor Payment Amount made during that year.

           1.24 Control means, with respect to a Person, the possession of the power to direct or cause the direction of management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

           1.25 Convenience Claim means any Unsecured Claim in the amount of $2,000 or less.

           1.26 Creditors' Committee means the statutory committee of unsecured creditors appointed in the Chapter 11 Cases pursuant to section 1102 of the Bankruptcy Code.

           1.27 Debtors means, collectively, Factory Card Outlet Corp. and Factory Card Outlet of America Ltd.

           1.28 Debtors in Possession means the Debtors in their capacity as debtors in possession in the Chapter 11 Cases pursuant to sections 1101, 1107(a) and 1108 of the Bankruptcy Code.

           1.29 Disclosure Statement means the disclosure statement relating to the Plan, including, without limitation, all exhibits and schedules thereto, as approved by the Bankruptcy Court pursuant to section 1125 of the Bankruptcy Code.

           1.30 Disputed means, with reference to any Claim or Equity Interest, any Claim or Equity Interest whether a proof of Claim or interest was or was not timely and properly filed, and in such case or in the case of an Administrative Expense Claim, any Administrative Expense Claim, Claim or Equity Interest which is disputed under the Plan or as to which the Debtors have interposed a timely objection and/or request for estimation in accordance with section 502(c) of the Bankruptcy Code and Bankruptcy Rule 3018, which objection and/or request for estimation has not been withdrawn or determined by a Final Order, and any Claim or Equity Interest proof of which was required to be filed by order of the Bankruptcy Court but as to which a proof of claim or interest was not timely or properly filed.

           1.31 Disputed Claim Amount means the amount set forth in the proof of claim relating to a Disputed Claim or, if an amount is estimated in respect of a Disputed Claim in accordance with section 502(c) of the Bankruptcy Code and Bankruptcy Rule 3018, the amount so estimated pursuant to an order of the Bankruptcy Court.

           1.32 Distributable Cash means $1,000,000 in Cash to be distributed by the Reorganized Debtors to holders of General Unsecured Claims pursuant to
Section 4.8(b)(i) of the Plan.

           1.33 Distribution Pool shall have the meaning set forth in Section 5.4(b) of the Plan.

           1.34 Effective Date means the first Business Day on which the conditions specified in Section 10.1 of the Plan have been satisfied or waived.

           1.35 Employment Contracts means the employment contracts or amended employment contracts entered into between the Debtors and certain of their key executives, in substantially the form included in the Plan Supplements, which contracts must be reasonably acceptable to the Creditors' Committee.

           1.36 Employee Options shall have the meaning set forth in Section 8.8 of the Plan.

           1.37 Equity Committee means the committee of equity security holders appointed in the Chapter 11 Cases pursuant to section 1102 of the Bankruptcy Code.

           1.38 Equity Interest means any Factory Card Equity Interest or any FCO Equity Interest.

           1.39 Excess Availability means, for any fiscal year, 40% of the amount, if any, by which the Reorganized Debtors' average Availability during such fiscal year exceeds $12 million ($12,000,000).

           1.40 Extended Creditor Payment Amount means $2.6 million ($2,600,000), less any optional prepayments or Contingent Prepayments.

           1.41 Extended Creditor Payment Obligation means the Reorganized Debtors' obligation to pay the Extended Creditor Payment Amount, which obligation shall be secured by a subordinated Lien on certain assets of the Reorganized Debtors, as described and provided for in the Security Agreement (which Security Agreement will restrict the Reorganized Debtors from incurring Liens other than Permitted Liens, as such term is defined in the Security Agreement, and Liens relating to (a) purchase money debt and (b) new financing in an amount up to $3 million), and such Lien shall be junior in priority to Liens granted in respect of the obligations under (i) the Working Capital Facility and (ii) the Trade Conversion Notes.

           1.42 Extended Creditor Payment Date means the third anniversary of the Effective Date.

           1.43 Factory Card means Factory Card Outlet Corp., a Delaware corporation.

           1.44 Factory Card Equity Interest means any share of common stock or other instrument evidencing a current ownership interest in Factory Card, whether or not transferable, and any option, warrant or right, contractual or otherwise, to acquire any such interest.

           1.45 FCO means Factory Card Outlet of America Ltd., an Illinois corporation.

           1.46 FCO Equity Interest means any share of common stock or other instrument evidencing a current ownership interest in FCO, whether or not transferable, and any option, warrant or right, contractual or otherwise, to acquire any such interest.

           1.47 Final Fee Applications means the final applications for allowances of compensation for services rendered and reimbursement of expenses incurred through the Effective Date that are to be filed by professionals retained on behalf of the Debtors, the Creditors' Committee and the Equity Committee, and any applications that are filed under section 503(b)(3) for reimbursement of costs and expenses.

           1.48 Final Order means an order of the Bankruptcy Court or any other court of competent jurisdiction as to which the time to appeal, petition for certiorari, or move for reargument or rehearing has expired and as to which no appeal, petition for certiorari, or other proceedings for reargument or rehearing shall then be pending or as to which any right to appeal, petition for certiorari, reargue, or rehear shall have been waived in writing in form and substance satisfactory to the Debtors or, on and after the Effective Date, the Reorganized Debtors, or, in the event that an appeal, writ of certiorari, or reargument or rehearing thereof has been sought, such order of the Bankruptcy Court or other court of competent jurisdiction shall have been determined by the highest court to which such order was appealed, or petition for certiorari, reargument or rehearing shall have been denied and the time to take any further appeal, petition for certiorari or move for reargument or rehearing shall have expired; provided, however, that the possibility that a motion under Rule 59 or Rule 60 of the Federal Rules of Civil Procedure, or any analogous rule under the Bankruptcy Rules or applicable state court rules of civil procedure, may be filed with respect to such order shall not cause such order not to be a Final Order.

           1.49 General Unsecured Claim means any Unsecured Claim that is not a Convenience Claim.

           1.50 IBM Secured Claim means the Allowed Secured Claim of IBM Credit Corporation, in the amount of $591,946.50 as of July 2, 2001, less amounts that have been paid with respect thereto since July 2, 2001, arising from the Term Master Lease Agreement, dated October 28, 1996 and five lease term supplements, as amended by the IBM Stipulation, between IBM Credit Corporation and the Debtors.

           1.51 IBM Stipulation means the Stipulation of Compromise and Settlement Regarding Status and Treatment of Claims of IBM Credit Corp. and Limited Modification of Automatic Stay, dated November 7, 2000 and "so ordered" by the Bankruptcy Court on December 8, 2000.

           1.52 Initial Distribution Date means the later to occur of (a) the first Business Day following sixty (60) days subsequent to the Effective Date and (b) May 15, 2002 or as soon thereafter as is practicable.

           1.53 Insured Claim means any Claim arising from an incident or occurrence that is covered under any of the Debtors' insurance policies.

           1.54 Intercreditor Agreement means the Intercreditor Agreement to be entered into by and between the lenders under the Working Capital Facility and the Collateral Trustee for the Trade Conversion Participants and the holders of General Unsecured Claims, substantially in the form included in the Plan Supplements and as the same may be amended, supplemented or modified from time to time.

           1.55 IRS means the Internal Revenue Service of the United States of America.

           1.56 KeyCorp Secured Claim means the Allowed Secured Claim of KeyCorp Leasing, in the amount of $485,193, arising from the Master Equipment Lease Agreement, dated as of July 28, 1998, and the Equipment Schedules dated as of July 28, 1998, August 17, 1998 and September 21, 1998, as amended by the KeyCorp Stipulation, between KeyCorp Leasing and FCO.

           1.57 KeyCorp Stipulation means the Stipulation of Compromise and Settlement of Claims of KeyCorp Leasing, dated August 1, 2000 and "so ordered" by the Bankruptcy Court on September 12, 2000.

           1.58 Lien has the meaning set forth in section 101 of the Bankruptcy Code.

           1.59 New Common Stock means the common stock of Reorganized Factory Card authorized and to be issued pursuant to the Plan. The New Common Stock shall have a par value of $.01 per share and such rights and restrictions with respect to dividends, liquidation, transfer, voting and other matters as are provided for by applicable nonbankruptcy law and in the Reorganized Factory Card Certificate of Incorporation. The Reorganized Factory Card Certificate of Incorporation will include language placing certain restrictions on the transfer of New Common Stock for a period of two years from the Effective Date.

           1.60 New Employee Stock Option Plan means the Stock Option Plan substantially in the form of the applicable document included in the Plan Supplements.

           1.61 New Equity Warrants means, collectively, the Series A Warrants, the Series B Warrants, the Series C Warrants and the Series D Warrants.

           1.62 New Management Stock means 75,000 shares of the New Common Stock to be issued to certain key members of the Debtors' management as set forth in
Section 8.6 of the Plan.

           1.63 New Management Warrants means warrants to purchase New Common Stock, on the terms and subject to the conditions set forth in the applicable document in the Plan Supplements, to be distributed to certain key members of the Debtors' management pursuant to Section 8.7 of the Plan.

           1.64 Other Priority Claim means any Claim, other than an Administrative Expense Claim or a Priority Tax Claim, entitled to priority in right of payment under section 507(a) of the Bankruptcy Code.

           1.65 Other Secured Claim means any Secured Claim, other than a Secured Tax Claim, the KeyCorp Secured Claim, the Sensormatic Secured Claim and the IBM Secured Claim.

           1.66 Person means an individual, partnership, corporation (including, without limitation, a business trust), joint stock company, trust, limited liability company, unincorporated association, joint venture or other entity, or a governmental authority.

           1.67 Plan means this chapter 11 plan of reorganization, including, without limitation, the Plan Supplements and all exhibits, supplements, appendices and schedules hereto, either in its present form or as the same may be altered, amended or modified from time to time by the Debtors in their sole discretion, after consultation with the Creditors' Committee.

           1.68 Plan Supplements means the forms of documents specified in
Section 12.16 of the Plan.

           1.69 Prepayment Calculation Date means the anniversary date of the Effective Date in any fiscal year immediately following any fiscal year in which the Reorganized Debtors have Excess Availability. 1.70 Prepayment Date means the thirty-first day of May in any fiscal year immediately following any fiscal year in which the Reorganized Debtors have Excess Availability.

           1.71 Priority Tax Claim means any Claim of a governmental unit of the kind specified in sections 502(i) and 507(a)(8) of the Bankruptcy Code.

           1.72 Pro Rata Share means a proportionate share, so that the ratio of the consideration distributed on account of an Allowed Claim or Equity Interest in a Class to the amount of such Allowed Claim or Equity Interest is the same as the ratio of the amount of the consideration distributed on account of all Allowed Claims or Equity Interests in such Class to the amount of all Allowed Claims or Equity Interests in such Class.

           1.73 Quarter means the first business day following the end of a fiscal quarter, as promulgated by the National Retail Federation.

           1.74 Record Date means the day that is five Business Days from and after the Confirmation Date.

           1.75 Reinstated or Reinstatement means (a) leaving unaltered the legal, equitable and contractual rights to which a Claim entitles the Claim holder so as to leave such Claim unimpaired in accordance with section 1124 of the Bankruptcy Code, or (b) notwithstanding any contractual provision or applicable law that entitles the Claim holder to demand or receive accelerated payment of such Claim after the occurrence of a default (i) curing any such default that occurred before or after the Commencement Date, other than a default of a kind specified in section 365(b)(2) of the Bankruptcy Code; (ii) reinstating the maturity of such Claim as such maturity existed before such default; (iii) compensating the Claim holder for any damages incurred as a result of any reasonable reliance by such Claim holder on such contractual provision or such applicable law; and (iv) not otherwise altering the legal, equitable or contractual rights to which such Claim entitles the Claim holder; provided, however, that any contractual right that does not pertain to the payment when due of principal and interest on the obligation on which such Claim is based, including, but not limited to, financial covenant ratios, negative pledge covenants, covenants or restrictions on merger or consolidation, and affirmative covenants regarding corporate existence prohibiting certain transactions or actions contemplated by the Plan, or conditioning such transactions or actions on certain factors, shall not be required to be reinstated in order to accomplish Reinstatement.

           1.76 Reorganized Debtors means Reorganized Factory Card and Reorganized FCO.

           1.77 Reorganized Factory Card means Factory Card Outlet Corp., or any successor thereto by merger, consolidation or otherwise, on and after the Effective Date.

           1.78 Reorganized Factory Card By-Laws means the amended and restated by-laws of Reorganized Factory Card, which shall be in substantially the form contained in the Plan Supplements.

           1.79 Reorganized Factory Card Certificate of Incorporation means the restated Certificate of Incorporation of Reorganized Factory Card, which shall be in substantially the form contained in the Plan Supplements.

           1.80 Reorganized FCO means Factory Card Outlet of America Ltd., or any successor thereto by merger, consolidation or otherwise, on and after the Effective Date.

           1.81 Reorganized FCO By-Laws means the amended and restated by-laws of Reorganized FCO, which shall be in substantially the form contained in the Plan Supplements.

           1.82 Reorganized FCO Certificate of Incorporation means the restated Certificate of Incorporation of Reorganized FCO, which shall be in substantially the form contained in the Plan Supplements.

           1.83 Schedules means the schedules of assets and liabilities and the statements of financial affairs filed by the Debtors on May 21, 1999 under section 521 of the Bankruptcy Code and Bankruptcy Rule 1007, and all amendments and modifications thereto through and including the Confirmation Date.

           1.84 Secured Claim means any Claim, to the extent reflected in the Schedules or a proof of claim as a Secured Claim, which is secured by a Lien on Collateral to the extent of the value of such Collateral, as determined in accordance with section 506(a) of the Bankruptcy Code, or, in the event that such Claim is subject to a permissible setoff under section 553 of the Bankruptcy Code, to the extent of such permissible setoff.

           1.85 Secured Tax Claim means any Secured Claim which, absent its secured status, would be entitled to priority in right of payment under section 507(a)(8) of the Bankruptcy Code.

           1.86 Security Agreement means the Security Agreement to be entered into by and between the Debtors and a Collateral Trustee for the benefit of the Trade Conversion Participants and the holders of General Unsecured Claims, substantially in the form included in the Plan Supplements and as the same may be amended, supplemented or modified from time to time in accordance with the terms thereof.

           1.87 Sensormatic Secured Claim means the Allowed Secured Claim of Sensormatic Electronics Corporation, arising from five financing agreements, dated December 11, 1998, February 6, 1999 and three of which were dated February 10, 1999, between Sensormatic Electronics Corporation and the Debtors, in the amount of the proof of claim filed by Sensormatic Electronics Corporation, dated July 30, 1999, less the aggregate amount of principle payments made to

Sensormatic Electronics Corporation during the Chapter 11 Cases and through and including the Effective Date pursuant to the Stipulation Between the Debtors and Sensormatic Electronics Corporation and Order Providing Adequate Protection to Sensormatic Electronics Corporation Pursuant to Sections 361 and 363(e) of the Bankruptcy Code, dated November 16, 1999 and "so ordered" by the Bankruptcy Court on January 14, 2000.

           1.88 Series A Warrants means warrants to purchase New Common Stock, on the terms and subject to the conditions consistent with the Plan and more particularly set forth in the applicable document contained in the Plan Supplements, to be distributed to holders of Allowed Factory Card Equity Interests pursuant to Section 8.9 of the Plan.

           1.89 Series B Warrants means warrants to purchase New Common Stock, on the terms and subject to the conditions consistent with the Plan and more particularly set forth in the applicable document contained in the Plan Supplements, to be distributed to holders of Allowed Factory Card Equity Interests pursuant to Section 8.9 of the Plan.

           1.90 Series C Warrants means warrants to purchase New Common Stock, on the terms and subject to the conditions consistent with the Plan and more particularly set forth in the applicable document contained in the Plan Supplements, to be distributed to holders of Allowed Factory Card Equity Interests pursuant to Section 8.9 of the Plan.

           1.91 Series D Warrants means warrants to purchase New Common Stock, on the terms and subject to the conditions consistent with the Plan and more particularly set forth in the applicable document contained in the Plan Supplements, to be distributed to holders of Allowed Factory Card Equity Interests pursuant to Section 8.9 of the Plan.

           1.92 Subsidiary means, with respect to any Person, any corporation, partnership, limited liability company or other business entity of which an aggregate of 50% or more of the outstanding securities having ordinary voting power to elect a majority of the board of directors, managers, trustees or other controlling persons, is, at the time, directly or indirectly, owned or controlled by such Person and/or one or more Subsidiaries of such Person (irrespective of whether, at the time, securities of any other class or classes of such entity shall have or might have voting power by reason of the happening of any contingency).

           1.93 Successive Distribution Date means the twentieth business day after the end of the Quarter after the Quarter in which the Effective Date occurs and the twentieth business day after the end of each subsequent Quarter.

           1.94 Surplus Distributions shall have the meaning set forth in
Section 5.4(d) of the Plan.

           1.95 Tax Code means the Internal Revenue Code of 1986, as amended from time to time.

           1.96 Third-Party means any Person other than the Reorganized Debtors or any of its Subsidiaries or Affiliates and other than any other Person which directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, the Reorganized Debtors, or any of its Subsidiaries or Affiliates.

           1.97 Tort Claim means any Claim relating to personal injury, property damage, products liability, discrimination, employment or any other similar litigation Claim asserted against either of the Debtors. A Tort Claim may also be an Insured Claim.

           1.98 Trade Conversion Agreement means the agreement between the Debtors and the Trade Conversion Participants, pursuant to which the Debtors will issue the Trade Conversion Notes to the Trade Conversion Participants, such agreement to be substantially in the form of the applicable document included in the Plan Supplements.

           1.99 Trade Conversion Notes means subordinated secured notes in the aggregate amount of $3.13 million, payable on the fourth anniversary of the Effective Date, to be issued to the Trade Conversion Participants by the Reorganized Debtors in accordance with the terms of the Trade Conversion Agreement and substantially in the form included in the Plan Supplements. The Trade Conversion Notes shall be secured by a subordinated Lien on certain assets of the Reorganized Debtors as described and as provided for in the Security Agreement (which Security Agreement will restrict the Reorganized Debtors from incurring Liens other than Permitted Liens, as such term is defined in the Security Agreement, and Liens relating to (a) purchase money debt and (b) new financing in an amount up to $3 million) and such Lien shall be, junior in priority to the Liens granted to secure the obligations under the Working Capital Facility. On and after the third anniversary of the Effective Date but prior to the fourth anniversary of the Effective Date, the Trade Conversion Notes shall also be convertible, in whole or in part, into an aggregate of 29.35% of the New Common Stock outstanding on such conversion date (which shall include only New Common Stock, warrants and options issued pursuant to the Plan and assuming the conversion of all Trade Conversion Notes) assuming all Trade Conversion Notes are outstanding on the third anniversary of the Effective Date and no interest has been paid in cash on such note, all in accordance with the terms of the Trade Conversion Agreement. Each individual holder shall have the right to convert its Trade Conversion Note, in whole or in part, and to receive on conversion a percentage of shares of New Common Stock determined by multiplying 29.35% by a fraction that has as its numerator the principal amount of Trade Conversion Notes submitted by the holder for conversion and that has $3.13 million as its denominator. The 29.35% of New Common Stock shall not be subject to dilution by the New Equity Warrants, the New Management Warrants or options issued under the New Employee Stock Option Plan for a four (4) year period and thereafter will be subject to dilution by such securities. The percentage of New Common Stock into which the Trade Conversion Notes are convertible shall be reduced to the extent that any principal or interest on the Trade Conversion Notes is repaid and no longer outstanding on the third anniversary of the Effective Date). Interest accruing after the third anniversary of the Effective Date will not increase the percentage of New Common Stock into which the Trade Conversion Notes are convertible.

           1.100 Trade Conversion Participants means Amscan Inc., Creative Expressions Group, Inc., Images and Editions Limited, Unique Industries, Inc., The Paper Magic Group, Inc., P.S. Greetings, Inc. and Maryland Plastics.

           1.101 Trade Terms Agreement means the mutually acceptable agreements between the Debtors and each of the Trade Creditor Participants substantially in the form of the applicable document included in the Plan Supplements.

           1.102 Trade Terms Participants means Amscan Inc., Creative Expressions Group, Inc., Unique Industries, Inc., P.S. Greetings, Inc. and Maryland Plastics.

           1.103 Treasury Regulation means the regulations promulgated by the United States Treasury Department under the Tax Code, as amended from time to time.

           1.104 Unsecured Claim means any claim that is not a Secured Claim, Administrative Expense Claim, Priority Tax Claim or Other Priority Claim.

           1.105 Working Capital Facility means any working capital facility that the Reorganized Debtors enter into on or about the Effective Date, and any amendments, modifications, supplements thereof or any restructurings or refinancing thereof.

           1.106 Interpretation; Application of Definitions and Rules of Construction. Wherever from the context it appears appropriate, each term stated in either the singular or the plural shall include both the singular and the plural and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter. Unless otherwise specified, all section, article, schedule or exhibit references in the Plan are to the respective Section in, Article of, Schedule to, or Exhibit to, the Plan. The words "herein," "hereof," "hereto," "hereunder" and other words of similar import refer to the Plan as a whole and not to any particular section, subsection or clause contained in the Plan. The rules of construction contained in section 102 of the Bankruptcy Code shall apply to the construction of the Plan. A term used herein that is not defined herein, but that is used in the Bankruptcy Code, shall have the meaning ascribed to that term in the Bankruptcy Code. The headings in the Plan are for convenience of reference only and shall not limit or otherwise affect the provisions of the Plan.


                                   Article II

                           TREATMENT OF ADMINISTRATIVE
                     EXPENSE CLAIMS AND PRIORITY TAX CLAIMS

           2.1 Administrative Expense Claims. Except to the extent that any entity entitled to payment of any Allowed Administrative Expense Claim agrees to a less favorable treatment, each holder of an Allowed Administrative Expense Claim shall receive Cash in an amount equal to such Allowed Administrative Expense Claim on the later of the Effective Date and the date such Administrative Expense Claim becomes an Allowed Administrative Expense Claim, or as soon thereafter as is practicable; provided, however, that Allowed Administrative Expense Claims representing liabilities incurred in the ordinary course of business by the Debtors in Possession, including retention and emergence bonuses, or liabilities arising under loans or advances to or other obligations incurred by the Debtors in Possession shall be paid in full and performed by the Reorganized Debtors in the ordinary course of business in accordance with the terms and subject to the conditions of any agreements governing, instruments evidencing, other documents or applicable non-bankruptcy law relating to such transactions or liabilities.

           2.2 Professional Compensation and Reimbursement and Substantial Contribution Claims. All entities seeking an award by the Bankruptcy Court of compensation for services rendered or reimbursement of expenses incurred through and including the Effective Date under section 503(b)(2), 503(b)(3), 503(b)(4) or 503(b)(5) of the Bankruptcy Code shall (a) file their respective applications by no later than the date that is 30 days after the Effective Date or such other date as may be fixed by the Bankruptcy Court and (b) if granted such an award by the Bankruptcy Court, be paid in full in such amounts as are Allowed by the Bankruptcy Court (i) on the date such Administrative Expense Claim becomes an Allowed Administrative Expense Claim, or as soon thereafter as is practicable, or (ii) upon such other terms as may be mutually agreed upon between such holder of an Administrative Expense Claim and the Reorganized Debtors.

           2.3 Priority Tax Claims. Except to the extent that a holder of an Allowed Priority Tax Claim has been paid by the Debtors prior to the Effective Date or agrees to a different treatment, each holder of an Allowed Priority Tax Claim shall receive, at the sole option of the Reorganized Debtors, (a) Cash in an amount equal to such Allowed Priority Tax Claim on the later of the Effective Date and the date such Priority Tax Claim becomes an Allowed Priority Tax Claim, or as soon thereafter as is practicable, or (b) equal annual Cash payments in an aggregate amount equal to such Allowed Priority Tax Claim, together with interest at a fixed annual rate equal to 8%, over a period through the sixth anniversary of the date of assessment of such Allowed Priority Tax Claim, or upon such other terms determined by the Bankruptcy Court to provide the holder of such Allowed Priority Tax Claim deferred Cash payments having a value, as of the Effective Date, equal to such Allowed Priority Tax Claim.


                                  Article III

                  CLASSIFICATION OF CLAIMS AND EQUITY INTERESTS

           Claims, other than Administrative Expense Claims and Priority Tax Claims, are classified for all purposes, including voting, confirmation and distribution pursuant to the Plan, as follows:

Class                                                   Status
-----                                                   ------

Class 1 -- Other Priority Claims                        Unimpaired

Class 2 -- Secured Tax Claims                           Impaired

Class 3 -- Keycorp Secured Claim                        Impaired

Class 4 -- Sensormatic Secured Claim                    Unimpaired

Class 5 -- IBM Secured Claim                            Impaired

Class 6 -- Other Secured Claims                         Unimpaired

Class 7 -- Convenience Claims                           Impaired

Class 8 -- General Unsecured Claims                     Impaired

Class 9 -- Factory Card Equity Interests                Impaired

Class 10 -- FCO Equity Interests                        Unimpaired

                                   Article IV

                    TREATMENT OF CLAIMS AND EQUITY INTERESTS

           4.1 CLASS 1 -- OTHER PRIORITY CLAIMS.

           (a) Impairment and Voting. Class 1 is unimpaired by the Plan. Each holder of an Allowed Other Priority Claim is conclusively presumed to have accepted the Plan and is not entitled to vote to accept or reject the Plan.

           (b) Distributions. Each holder of an Allowed Other Priority Claim shall receive Cash in an amount equal to such Allowed Other Priority Claim on the later of the Effective Date and the date such Other Priority Claim becomes an Allowed Other Priority Claim, or as soon thereafter as is practicable.

           4.2 CLASS 2 -- SECURED TAX CLAIMS.

           (a) Impairment and Voting. Class 2 is impaired by the Plan. Each holder of an Allowed Secured Tax Claim is entitled to vote to accept or reject the Plan.

           (b) Distributions. Except to the extent that a holder of an Allowed Secured Tax Claim has been paid by the Debtors prior to the Effective Date or agrees to a different treatment, each holder of an Allowed Secured Tax Claim shall receive, at the sole option of the Reorganized Debtors, (i) Cash in an amount equal to such Allowed Secured Tax Claim, including any interest on such Allowed Secured Tax Claim required to be paid pursuant to section 506(b) of the Bankruptcy Code, on the later of the Effective Date and the date such Secured Tax Claim becomes an Allowed Secured Tax Claim, or as soon thereafter as is practicable, or (ii) equal annual Cash payments in an aggregate amount equal to such Allowed Secured Tax Claim, together with interest at a fixed annual rate equal to 8%, over a period through the sixth anniversary of the date of assessment of such Allowed Secured Tax Claim, or upon such other terms determined by the Bankruptcy Court to provide the holder of such Allowed Secured Tax Claim deferred Cash payments having a value, as of the Effective Date, equal to such Allowed Secured Tax Claim.

           (c) Retention of Liens. Each holder of an Allowed Secured Tax Claim shall retain the Liens (or replacement Liens as may be contemplated under nonbankruptcy law) securing its Allowed Secured Tax Claim as of the Effective Date until full and final payment of such Allowed Secured Tax Claim is made as provided herein, and upon such full and final payment, such Liens shall be deemed released and shall be null and void and shall be unenforceable for all purposes.

           4.3 CLASS 3 - KEYCORP SECURED CLAIM

           (a) Impairment and Voting. Class 3 is impaired by the Plan. The holder of the KeyCorp Secured Claim is entitled to vote to accept or reject the Plan.

           (b) Distributions.The holder of the KeyCorp Secured Claim shall receive the treatment set forth in the KeyCorp Stipulation.

           (c) Retention of Liens. The holder of the Keycorp Secured Claim shall retain the Liens (or replacement Liens as may be contemplated under nonbankruptcy law) securing the KeyCorp Secured Claim on the equipment listed on
Schedule 4.3(c) of the Plan until full and final payment of such Keycorp Secured Claim is made as provided herein, and upon such full and final payment, such Liens shall be deemed released and shall be null and void and shall be unenforceable for all purposes.

           4.4 CLASS 4 - SENSORMATIC SECURED CLAIM

           (a) Impairment and Voting. Class 4 is not impaired by the Plan. The holder of the Sensormatic Secured Claim is not entitled to vote to accept or reject the Plan.

           (b) Reinstatement. Notwithstanding any contractual provision or applicable law that entitles the holder of the Sensormatic Secured Claim to demand or receive accelerated payment of the Sensormatic Secured Claim after the occurrence of a default, the Sensormatic Secured Claim will be Reinstated and rendered unimpaired in accordance with section 1124(2) of the Bankruptcy Code, except to the extent that the holder of the Sensormatic Secured Claim agrees to a different treatment.

           (c) Retention of Liens. The holder of the Sensormatic Secured Claim shall retain the Liens (or replacement Liens as may be contemplated under nonbankruptcy law) securing the Sensormatic Secured Claim on the equipment listed on Schedule 4.4(c) of the Plan until full and final payment of such Sensormatic Secured Claim is made as provided herein, and upon such full and final payment, such Liens shall be deemed released and shall be null and void and shall be unenforceable for all purposes.

           4.5 CLASS 5 - IBM SECURED CLAIM

           (a) Impairment and Voting. Class 5 is impaired by the Plan. The holder of the IBM Secured Claim is entitled to vote to accept or reject the Plan.

           (b) Distributions. The holder of the IBM Secured Claim shall receive the treatment set forth in the IBM Stipulation.

           (c) Retention of Liens. The holder of the IBM Secured Claim shall retain the Liens (or replacement Liens as may be contemplated under nonbankruptcy law) securing the IBM Secured Claim on the equipment listed on
Schedule 4.5(c) of the Plan until full and final payment of such IBM Secured Claim is made as provided herein, and upon such full and final payment, such Liens shall be deemed released and shall be null and void and shall be unenforceable for all purposes.

           4.6 CLASS 6 -- OTHER SECURED CLAIMS.

           (a) Impairment and Voting. Class 6 is unimpaired by the Plan. Each holder of an Allowed Other Secured Claim is conclusively presumed to have accepted the Plan and is not entitled to vote to accept or reject the Plan.

           (b) Distributions/Reinstatement of Claims. Except to the extent that a holder of an Allowed Other Secured Claim agrees to a different treatment, at the sole option of the Reorganized Debtors, (i) each Allowed Other Secured Claim shall be Reinstated and rendered unimpaired in accordance with section 1124(2) of the Bankruptcy Code, notwithstanding any contractual provision or applicable nonbankruptcy law that entitles the holder of an Allowed Other Secured Claim to demand or receive payment of such Allowed Other Secured Claim prior to the stated maturity of such Allowed Other Secured Claim from and after the occurrence of a default, (ii) each holder of an Allowed Other Secured Claim shall receive Cash in an amount equal to such Allowed Other Secured Claim, including any interest on such Allowed Other Secured Claim required to be paid pursuant to section 506(b) of the Bankruptcy Code, on the later of the Effective Date and the date such Other Secured Claim becomes an Allowed Other Secured Claim, or as soon thereafter as is practicable, or (iii) each holder of an Allowed Other Secured Claim shall receive the Collateral securing its Allowed Other Secured Claim and any interest on such Allowed Other Secured Claim required to be paid pursuant to section 506(b) of the Bankruptcy Code, in full and complete satisfaction of such Other Secured Claim on the later of the Effective Date and the date such Other Secured Claim becomes an Allowed Other Secured Claim, or as soon thereafter as is practicable.

           4.7 CLASS 7 -- CONVENIENCE CLAIMS.

           (a) Impairment and Voting. Class 7 is impaired by the Plan. Each holder of an Allowed Convenience Claim is entitled to vote to accept or reject the Plan.

           (b) Distributions. Each holder of an Allowed Convenience Claim shall receive Cash in an amount equal to 20% of such Allowed Convenience Claim on the Initial Distribution Date in full and complete satisfaction of said Allowed Convenience Claim.

           4.8 CLASS 8 -- GENERAL UNSECURED CLAIMS.

           (a) Impairment and Voting. Class 8 is impaired by the Plan. Each holder of an Allowed General Unsecured Claim is entitled to vote to accept or reject the Plan.

           (b) Distributions. Each holder of an Allowed General Unsecured Claim shall receive the following distributions in full and complete satisfaction of such Allowed Claim:

           (i) On the Initial Distribution Date, each holder of an Allowed General Unsecured Claim shall receive a Pro Rata Share of (A) the Distributable Cash and (B) 1,350,000 shares of the New Common Stock issued under the Plan;

           (ii) On the Extended Creditor Payment Date, each holder of an Allowed General Unsecured Claim shall receive a Pro Rata Share of the Extended Creditor Payment Amount; provided, that, in the event that Excess Availability is greater than zero for either of the two fiscal years following the Effective Date, the

Reorganized Debtors shall make a Contingent Prepayment on the next Prepayment Date; provided, further, that the Reorganized Debtors, at their sole option, shall have the right to prepay the Extended Creditor Payment Amount, or any portion thereof, at any time prior to the Extended Creditor Payment Date without penalty; and

           (iii) On each Successive Distribution Date, each holder of an Allowed General Unsecured Claim shall receive a Pro Rata Share of the Surplus Distributions.

           4.9 CLASS 9 - FACTORY CARD EQUITY INTERESTS.

           (a) Impairment and Voting. Class 9 is impaired by the Plan. Each holder of a Factory Card Equity Interest is entitled to vote to accept or reject the Plan.

           (b) Distributions. Each holder of Factory Card Equity Interests shall receive, on the later of the Effective Date and the date that such Factory Card Equity Interests becomes Allowed Factory Card Equity Interests, the following distribution in full and complete satisfaction of such Equity Interests:

           (i) a Pro Rata Share of 75,000 shares of the New Common Stock; and

           (ii) a Pro Rata Share of the New Equity Warrants (representing the right to purchase in the aggregate 153,928 shares of New Common Stock).

           4.10 CLASS 10 - FCO EQUITY INTERESTS.

           (a) Impairment and Voting. Class 10 is unimpaired by the Plan. The holder of FCO Equity Interests is conclusively presumed to have accepted the Plan and is not entitled to vote to accept or reject the Plan.

           (b) Distributions On the Effective Date, Reorganized Factory Card shall retain all of the FCO Equity Interests under the Plan.


                                   Article V

                         PROVISIONS REGARDING VOTING AND
                   DISTRIBUTIONS UNDER THE PLAN AND TREATMENT
                    OF DISPUTED, CONTINGENT AND UNLIQUIDATED
           ADMINISTRATIVE EXPENSE CLAIMS, CLAIMS AND EQUITY INTERESTS
           ----------------------------------------------------------

           5.1 Voting of Claims. Each holder of an Allowed Claim or Equity Interest in an impaired Class of Claims or Equity Interests that is entitled to vote on the Plan pursuant to Article IV of the Plan shall be entitled to vote separately to accept or reject the Plan as provided in such order as is entered by the Bankruptcy Court establishing procedures with respect to the solicitation and tabulation of votes to accept or reject the Plan, or any other order or orders of the Bankruptcy Court.

           5.2 Nonconsensual Confirmation. If any impaired Class of Claims or Equity Interests entitled to vote does not accept the Plan by the requisite statutory majority provided in section 1126(c) of the Bankruptcy Code, the

Debtors reserve the right to amend the Plan in accordance with Section 12.9 hereof or undertake to have the Bankruptcy Court confirm the Plan under section 1129(b) of the Bankruptcy Code or both.

           5.3 Method of Distributions Under the Plan.

           (a) Distributions by the Reorganized Debtors. All distributions under the Plan shall be made by or at the direction of the Reorganized Debtors. All distributions of New Common Stock in respect of General Unsecured Claims against FCO shall be made by Reorganized Factory Card on behalf of Reorganized FCO. Accordingly, all distributions of New Common Stock shall be treated as made by Reorganized FCO, and Reorganized Factory Card shall be treated as having made a capital contribution to Reorganized FCO equal to the amount distributed.

           (b) Delivery of Distributions. Except as otherwise provided in the Plan and subject to Bankruptcy Rule 9010, all distributions under the Plan shall be made to the holder of (i) each Allowed Claim at the address of such Claim holder as listed on the Claims Register or, if no Claim was filed, on the Schedules as of the Record Date, and (ii) each Allowed Factory Card Equity Interest at the address of such holder as listed in the transfer ledger for Factory Card Equity Interests as of the Record Date, unless the Debtors or, on and after the Effective Date, the Reorganized Debtors, have been notified in writing of (i) a change of address or (ii) an assignment of such Claim made subsequent to the Record Date in accordance with Section 5.4(f) of the Plan.

           (c) Distributions of Cash. Any payment of Cash made by the Reorganized Debtors pursuant to the Plan shall be made by check drawn on a domestic bank.

           (d) Timing of Distributions. Any payment or distribution required to be made under the Plan on a day other than a Business Day shall be made on the next succeeding Business Day.

           (e) Minimum Distributions. No payment of Cash less than $5.00 shall be made by the Reorganized Debtors to any holder of a Claim. Any distribution to a holder of a Claim that is less than $5.00 shall be reserved by the Reorganized Debtors until such time as such distribution, when added to the subsequent distributions to which such holder of a Claim would be entitled but for the operation of this section 5.3(e), equals or exceeds $5.00. Any amounts which, by reason of said minimum distribution provision, are not distributed to holders of a Claim shall be deposited by the Reorganized Debtors in the Distribution Pool and reallocated among all other holders of Claims at the time that the final distribution is made pursuant to the Plan.

           (f) Fractional Shares. No fractional shares of New Common Stock or New Equity Warrants, or Cash in lieu thereof, shall be distributed under the Plan. When any distribution pursuant to the Plan on account of an Allowed General Unsecured Claim or Factory Card Equity Interest would otherwise result in the issuance of a number of shares of New Common Stock or New Equity Warrants that is not a whole number, the actual distribution of shares of New Common Stock and New Equity Warrants shall be rounded as follows: (i) fractions of 1/2 or greater shall be rounded to the next higher whole number; and (ii) fractions of less than 1/2 shall be rounded to the next lower whole number; provided, however, that, in the event that a holder of a Claim or Equity Interest would receive 15 shares or less of New Common Stock or an aggregate of 18 warrants or less of the New Equity Warrants (Series A through D) pursuant to the Plan, such claimant or interest holder will receive instead Cash on the Initial Distribution Date equal to the value of each share (i.e., $7.52) or the value of each warrant (i.e., Series A = $2.37, Series B = $2.47, Series C = $3.22, Series D = $1.93), as the case may be, multiplied by the number of shares or warrants in each series such holder would have otherwise received under the Plan. The total number of shares of New Common Stock and New Equity Warrants to be distributed to holders of Allowed General Unsecured Claims or Factory Card Equity Interests shall be adjusted as necessary to account for the rounding provided in this Section 5.3(f).

           (g) Unclaimed Distributions. Except with respect to distributions under the Plan to holders of Allowed General Unsecured Claims, any distributions under the Plan that are unclaimed for a period of two years after distribution thereof shall be deemed unclaimed property under section 347(b) of the Bankruptcy Code and revested in, or, in the case of distributions of New Common Stock to holders of Allowed Factory Card Equity Interests, deemed and held as treasury stock by, the Reorganized Debtors and any entitlement of any holder of any Claim or Equity Interests to such distributions shall be extinguished and forever barred. Distributions under the Plan to holders of Allowed General Unsecured Claims that are unclaimed for a period of two years after distribution thereof shall be deemed unclaimed property and any entitlement of such holders of Allowed General Unsecured Claims to such distributions shall be extinguished and forever barred. Such unclaimed property in respect of Allowed General Unsecured Claims shall be added to the Distribution Pool for distribution to all other holders of Allowed General Unsecured Claims. The Reorganized Debtors will file with the Bankruptcy Court a list of unclaimed distributions six months and eighteen months after the Initial Distribution Date.

           (h) Distributions to Holders as of the Record Date. As of the close of business on the Record Date, the Claims Register shall be closed, and there shall be no further changes in the record holders of any Claims. Other than the transfer of Claims pursuant to Section 5.4(f) of the Plan, the Debtors and the Reorganized Debtors (i) shall have no obligation to recognize any transfer of any Claims occurring after the Record Date and (ii) shall be authorized and entitled to recognize and deal for all purposes under the Plan with only those record holders stated on the Claims Register as of the close of business on the Record Date.

           5.4 General Unsecured Claims.

           (a) Distributions as to Allowed Portion of General Unsecured Claims. The holder of a General Unsecured Claim that is or becomes, in part, an Allowed General Unsecured Claim, shall receive a distribution in respect of the Allowed portion of such General Unsecured Claim, in accordance with Section 4.8(b) of the Plan (for General Unsecured Claims Allowed, or partially Allowed, on or prior to the Effective Date) or Section 5.4(c) of the Plan (for General Unsecured Claims Allowed subsequent to the Effective Date).

           (b) Distributions Withheld for Disputed General Unsecured Claims; Distribution Pool. On the Initial Distribution Date, the Extended Creditor Payment Date and each Successive Distribution Date, the Reorganized Debtors shall reserve from the distributions to be made on such dates to the holders of Allowed General Unsecured Claims, except as otherwise provided in this Section

5.4, an amount equal to 100% of the Cash distributions and New Common Stock to which holders of Disputed General Unsecured Claims would be entitled under the Plan (including the portion of the Distributable Cash and Extended Creditor Payment Amount that relates to Disputed Claims), as of such dates as if such Disputed General Unsecured Claims were Allowed Claims in their Disputed Claim Amounts (the "Distribution Pool").

           (i) Property Held in Distribution Pool. The Cash or New Common Stock that relates to Disputed Claims (including the portion of the Distributable Cash or Extended Creditor Payment Amount that relates to Disputed Claims) shall be deposited into the Distribution Pool on or before the dates that payments thereof are to be made to holders of Allowed General Unsecured Claims. Amounts held in the Distribution Pool in respect of the Distributable Cash, Extended Creditor Payment Amount or New Common Stock shall then be distributed to holders of Allowed General Unsecured Claims pursuant to this section 5.4(b)(i) as Disputed Claims are resolved. The Distribution Pool shall also hold all Surplus Distributions. All amounts held in the Distribution Pool shall be held in a segregated account in the name of the Reorganized Debtors but designated as held in trust solely for the benefit of holders of Disputed General Unsecured Claims pending resolution. The Reorganized Debtors shall invest the Cash held in the Distribution Pool in a manner consistent with investment guidelines to be agreed upon by the Debtors and the Creditors' Committee, which investment guidelines shall be included in the Plan Supplements (including tax exempt securities). Property held in the Distribution Pool shall not constitute property of the Reorganized Debtors for any purpose.

           (ii) Distributions Withheld for Disputed General Unsecured Claims that are Insured Claims. The amount reserved in the Distribution Pool with respect to Insured Claims which are General Unsecured Claims shall be the amount of the distribution entitlement in respect of the applicable deductible, if any, under the relevant insurance policy on account of such Insured Claims, minus (a) any reimbursement obligations of the applicable Debtor to the insurance carrier for sums expended by the insurance carrier and (b) payments made directly by the Debtors or the Reorganized Debtors on account of such Claims (including defense costs).

           (iii) Expenses of Distribution Pool. Except as otherwise ordered by the Bankruptcy Court, the amount of any reasonable expenses incurred by the Reorganized Debtors on or after the Effective Date with respect to the Distribution Pool, shall be paid by the Reorganized Debtors and shall not reduce the funds held in the Distribution Pool; provided, however, that any taxes imposed on or with respect to the property or income of the Distribution Pool, including, without limitation, (x) income generated by the Cash held in the Distribution Pool or (y) that portion of the Extended Creditor Payment Amount treated as interest for federal income tax purposes shall be paid from the Cash held in the Distribution Pool.

           (iv) Tax Reporting for the Distribution Pool. Subject to definitive guidance to the contrary from the IRS or a court of competent jurisdiction (including the issuance of applicable Treasury Regulations, the receipt by the Reorganized Debtors of a private letter ruling if the Reorganized Debtors so request one, or the receipt of an adverse determination by the IRS upon audit if not contested by the Reorganized Debtors), the Reorganized Debtors shall treat the Distribution Pool as a discrete trust for federal income tax purposes, consisting of separate and independent shares to be established in respect of each Disputed General Unsecured Claim, in accordance with the trust provisions of the Tax Code (Sections 641 et seq.); provided, however, that if the

Reorganized Debtors determine that the Distribution Pool constitutes a "qualified settlement fund" within the meaning of Treasury Regulation Section 1.468B-1 et seq., it shall treat the Distribution Pool accordingly. To the extent permitted by applicable law, the Distribution Pool shall be treated consistently for state and local income tax purposes. In addition, all parties (including all holders of General Unsecured Claims) shall report consistently with such treatment. Property held in the Distribution Pool shall not constitute property of the Reorganized Debtors for any purpose.

           (c) Distributions Upon Allowance of Disputed General Unsecured Claims. The holder of a Disputed General Unsecured Claim that becomes an Allowed Claim subsequent to the Initial Distribution Date shall receive from the Distribution Pool the distribution of Cash and New Common Stock that would have been made to such holder under Section 4.8(b) of the Plan if the Disputed General Unsecured Claim had been an Allowed Claim on or prior to the Initial Distribution Date, without any post-Initial Distribution Date interest on such Claims, on the Successive Distribution Date that follows the Quarter during which such Disputed General Unsecured Claim becomes an Allowed Claim.

           (d) Surplus Distributions of Cash to Holders of Allowed General Unsecured Claims. The following shall constitute surplus distributions (the "Surplus Distributions"): (i) distributions under the Plan to holders of Allowed General Unsecured Claims that are unclaimed for a period of two years after distribution thereof, (ii) to the extent that a Disputed General Unsecured Claim is not Allowed or becomes an Allowed Claim in an amount less than the Disputed Claim Amount, the excess of the amount of Cash, Extended Creditor Payment Amount or New Common Stock in the Distribution Pool over the amount of Cash, Extended Creditor Payment Amount or New Common Stock distributed on account of such Disputed General Unsecured Claim and (iii) earnings generated by the Cash held in the Distribution Pool, net of all taxes described in the proviso in Section 5.4(b)(iii) of the Plan. The Surplus Distributions shall be held in the Distribution Pool and distributed to the holders of Allowed General Unsecured Claims pursuant to Section 4.8(b)(iii) of the Plan; provided, however, that the Reorganized Debtors shall not be under any obligation to make any Surplus Distributions on a Successive Distribution Date unless the value of the Surplus Distributions to be distributed on a Successive Distribution Date aggregates $200,000 or more, unless the distribution is the last distribution under the Plan; provided, further, that the Reorganized Debtors may retain reasonable reserves with respect to the payment of taxes.

           (e) Tort Claims. All Tort Claims are Disputed Claims. Any Tort Claim as to which a proof of claim was timely filed in the Chapter 11 Cases shall be determined and liquidated in the administrative or judicial tribunal(s) in which it is pending on the Effective Date or, if no action was pending on the Effective Date, in any administrative or judicial tribunal of appropriate jurisdiction, or in accordance with any alternative dispute resolution or similar proceeding as same may be approved by order of a court of competent jurisdiction. Any Tort Claim determined and liquidated (i) pursuant to a judgment obtained in accordance with this Section 5.4(e) and applicable nonbankruptcy law that has become a Final Order or (ii) in any alternative dispute resolution or similar proceeding as same may be approved by order of a court of competent jurisdiction, shall be deemed an Allowed General Unsecured Claim in such liquidated amount and satisfied in accordance with the Plan; provided, however, that the Allowed amount of any Tort Claim that also is an Insured Claim shall be limited as provided in Section 5.6 hereof. Nothing contained in this Section 5.4(e) shall impair the Debtors' right to seek estimation prior to the Effective Date of any and all Tort Claims in a court or courts of competent jurisdiction or constitute or be deemed a waiver of any Cause of Action that the Debtors may hold against any entity, including, without limitation, in connection with or arising out of any Tort Claim.

           (f) Assignment of Claims. If the holder of an Allowed General Unsecured Claim desires to assign, sell, trade or otherwise transfer all or any portion of its Claim or New Common Stock received in exchange for such Claim pursuant to the Plan (or the right to receive such New Common Stock) to a Third-Party in connection with a bona fide offer to purchase such Claim or New Common Stock (or the right to receive the New Common Stock), such holder must give 20 days prior written notice, substantially in the form of the notice annexed to the Plan as Schedule 5.4(f), to the Debtors in accordance with
Section 12.13 of the Plan.

           5.5 Objections to and Resolution of Administrative Expense Claims, Claims and Equity Interests. Except as to applications for allowances of compensation and reimbursement of expenses under sections 330 and 503 of the Bankruptcy Code, the Reorganized Debtors shall, on and after the Effective Date, have the exclusive right to make and file objections to all Claims and Equity Interests, including, without limitation, Administrative Expense Claims. On and after the Effective Date, the Reorganized Debtors shall have the authority to compromise, settle, otherwise resolve or withdraw any objections to Claims or Equity Interests and compromise, settle or otherwise resolve Disputed Claims or Equity Interests without approval of the Bankruptcy Court. Unless otherwise ordered by the Bankruptcy Court, the Debtors and, on and after the Effective Date, the Reorganized Debtors, shall file all objections to Administrative Expense Claims that are the subject of proofs of claim or requests for payment filed with the Bankruptcy Court (other than Final Fee Applications) and other Claims or Equity Interests and serve such objections upon the holder of the Administrative Expense Claim, Claim or Equity Interest as to which the objection is made as soon as is practicable, but in no event later than 60 days after the Effective Date. The Debtors, and on and after the Effective Date, the Reorganized Debtors shall fulfill their fiduciary obligation to examine and object to Disputed Claims, taking into account the costs and expenses associated with objecting to such Disputed Claims.

           5.6 Distributions Relating to Allowed Insured Claims. Distributions under the Plan to each holder of an Allowed Insured Claim shall be in accordance with the treatment provided under the Plan for the Class in which such Allowed Insured Claim is classified; provided, however, that in no event shall the Allowed amount of an Insured Claim exceed the maximum amount that the Debtors are required to pay in respect of such Insured Claim pursuant to any pertinent insurance policies and applicable law. Nothing contained in this Section 5.6 shall constitute or be deemed a waiver of any Cause of Action that the Debtors or any entity may hold against any other entity, including, without limitation, insurers under any policies of insurance.

           5.7 Cancellation and Surrender of Existing Securities and Agreements.

           (a) On the Effective Date, each promissory note, share certificate, stock option, stock warrant, bond and other instrument evidencing any Claim or Equity Interest existing prior thereto, other than the Sensormatic Secured Claim, the KeyCorp Secured Claim, the IBM Secured Claim, the FCO Equity Interests, any Allowed Other Secured Claim that is reinstated and rendered unimpaired pursuant to Section 4.6(b) of the Plan and any executory contract that has been assumed or will be assumed pursuant to the Plan, shall be deemed cancelled without further act or action under any applicable agreement, law, regulation, order or rule and the obligations of the Debtors under the agreements, indentures and certificates of designations governing such Claims and Equity Interests, as the case may be, shall be discharged.

           (b) Each holder of a promissory note, bond and other instrument evidencing any Claim existing prior to the Effective Date, other than the Sensormatic Secured Claim, the KeyCorp Secured Claim, the IBM Secured Claim, the FCO Equity Interests, any Allowed Other Secured Claim that is reinstated and rendered unimpaired pursuant to Section 4.6(b) of the Plan and any executory contract that has been assumed or will be assumed pursuant to the Plan, shall surrender such promissory note, bond and other instrument to the Reorganized Debtors, unless such requirement is waived by the Reorganized Debtors. No distribution of property hereunder shall be made to or on behalf of any such holders unless and until such promissory note, bond or instrument is received by the Reorganized Debtors or the unavailability of such promissory note, bond or instrument is established to the reasonable satisfaction of the Reorganized Debtors or such requirement is waived by the Reorganized Debtors. The Reorganized Debtors may require any holder that is unable to surrender or cause to be surrendered any such promissory notes, bonds or instruments to deliver an affidavit of loss and indemnity and/or furnish a bond in form and substance (including, without limitation, with respect to amount) reasonably satisfactory to the Reorganized Debtors. Any holder that fails within the later of one year after the Confirmation Date and the date of Allowance of its Claim (i) if possible, to surrender or cause to be surrendered such promissory note, bond or instrument; (ii) if requested, to execute and deliver an affidavit of loss and indemnity reasonably satisfactory to the Reorganized Debtors or (iii) if requested, to furnish a bond reasonably satisfactory to the Reorganized Debtors, shall be deemed to have forfeited all rights, claims and Causes of Action against the Debtors and Reorganized Debtors and shall not participate in any distribution hereunder.

           5.8 Allocation of Plan Distributions Between Principal and Interest. Distributions in respect of any Claim shall be allocated first to the principal amount of such Claim as determined for federal income tax purposes and then, to the extent the distribution exceeds the principal amount of such Claim, to the remainder of such Claim, if any.


                                   Article VI

                    EXECUTORY CONTRACTS AND UNEXPIRED LEASES
                    ----------------------------------------

           6.1 Assumption or Rejection of Executory Contracts and Unexpired Leases.

           (a) Executory Contracts and Unexpired Leases. Pursuant to sections 365(a) and 1123(b)(2) of the Bankruptcy Code, all executory contracts and unexpired leases that exist between the Debtors and any person shall be deemed assumed, as of the Effective Date, except for any executory contract or unexpired lease (i) that has been rejected pursuant to an order of the Bankruptcy Code entered prior to the Confirmation Date, (ii) as to which a motion for approval of the rejection of such executory contract or unexpired lease has been filed and served prior to the Confirmation Date or (iii) that is set forth in Schedule 6.1(a)(x) (executory contracts) or Schedule 6.1(a)(y)

(unexpired leases), which Schedules shall be included in the Plan Supplements, which executory contracts or unexpired leases shall be deemed rejected by the Reorganized Debtors as of the Effective Date; provided, however, that the Debtors reserve the right, on or prior to the Confirmation Date, to amend Schedules 6.1(a)(x) or 6.1(a)(y) to delete any executory contract or unexpired lease therefrom or add any executory contract or unexpired lease thereto, in which event such executory contract(s) or unexpired lease(s) shall be deemed to be assumed by the Debtors or rejected, as applicable. The Debtors shall provide notice of any amendments to Schedules 6.1(a)(x) or 6.1(a)(y) to the parties to the executory contracts and unexpired leases affected thereby and to the Creditors' Committee. The listing of a document on Schedules 6.1(a)(x) and 6.1(a)(y) shall not constitute an admission by the Debtors that such document is an executory contract or an unexpired lease or that the Debtors have any liability thereunder.

           (b) Executory Contracts and Unexpired Leases; Inclusiveness. Each executory contract and unexpired lease that is assumed pursuant to Sections 6.1(a) and 6.1(d) of the Plan or that is listed on Schedules 6.1(a)(x) or 6.1(a)(y) that relates to the use or occupancy of real property shall include
(i) modifications, amendments, supplements, restatements, or other agreements made directly or indirectly by any agreement, instrument, or other document that in any manner affects such executory contract or unexpired lease, without regard to whether such agreement, instrument or other document is otherwise contained in any schedule or agreement, including on Schedules 6.1(a)(x) or 6.1(a)(y) and
(ii) executory contracts or unexpired leases appurtenant to the premises relating to any such contracts or leases that are assumed under this Plan or are listed on Schedules 6.1(a)(x) or 6.1(a)(y), including, without limitation, all easements, licenses, permits, rights, privileges, immunities, options, rights of first refusal, powers, uses, usufructs, reciprocal easement agreements, vault, tunnel or bridge agreements or franchises, and any other interests in real estate or rights in rem relating to such premises to the extent any of the foregoing are executory contracts or unexpired leases, unless any of the foregoing agreements previously have been assumed or assumed and assigned by the Debtors.

           (c) Insurance Policies. All of the Debtors' insurance policies and any agreements, documents or instruments relating thereto, are treated as executory contracts under the Plan. Notwithstanding the foregoing, distributions under the Plan to any holder of an Insured Claim shall be in accordance with the treatment provided under Article IV and Section 5.6 of the Plan. Nothing contained in this Section 6.1(c) shall constitute or be deemed a waiver of any Cause of Action that the Debtors or Reorganized Debtors may hold against any entity, including, without limitation, the insurer under any of the Debtors' policies of insurance.

           (d) Approval of Assumption or Rejection of Executory Contracts and Unexpired Leases. Entry of the Confirmation Order shall constitute (i) the approval, pursuant to sections 365(a) and 1123(b)(2) of the Bankruptcy Code, of the rejection of the executory contracts and unexpired leases rejected pursuant to Section 6.1(a) hereof, (ii) the extension of time, pursuant to section 365(d)(4) of the Bankruptcy Code, within which the Debtors may assume, assume and assign or reject the unexpired leases specified in Section 6.1(a) hereof through the date of entry of an order approving the assumption or rejection of such unexpired leases and (iii) the approval, pursuant to sections 365(a) and 1123(b)(2) of the Bankruptcy Code, of the assumption of the executory contracts and unexpired leases assumed pursuant to Section 6.1(a) hereof.

           (e) Cure of Defaults. Except as may otherwise be agreed to by the parties, within 30 days after the Effective Date, the Reorganized Debtors shall cure any and all undisputed defaults, and pay all other amounts, if any, that it is obligated to pay under or with respect to any executory contract or unexpired lease assumed by the Reorganized Debtors pursuant to Section 6.1(a) hereof, in accordance with section 365(b)(1) of the Bankruptcy Code. Unless otherwise extended by the Court or agreed to by an applicable lessor, the Reorganized Debtors will file all objections to disputed default or other amounts that are required to be paid in connection with assumption within 60 days after the Effective Date. All disputed defaults that are required to be cured shall be cured either within 30 days of the entry of a Final Order determining the amount, if any, of the Reorganized Debtors' liability with respect thereto, or as may otherwise be agreed to by the parties.

           (f) Bar Date for Filing Proofs of Claim Relating to Executory Contracts and Unexpired Leases Rejected Pursuant to the Plan. Claims arising out of the rejection of an executory contract or unexpired lease pursuant to Section
6.1 of the Plan must be filed with the Bankruptcy Court and served upon the Debtors or, on and after the Effective Date, the Reorganized Debtors, no later than 30 days after the later of (i) notice of entry of an order approving the rejection of such executory contract or unexpired lease, (ii) notice of entry of the Confirmation Order and (iii) notice of an amendment to Schedule 6.1(a)(x) or 6.1(a)(y). Any Claims not filed within such time will be forever barred from assertion against the Debtors, their estates, the Reorganized Debtors and their property.

           6.2 Continuation of Indemnification Obligations. For purposes of the Plan, the obligations of the Debtors to defend, indemnify, reimburse or limit the liability of their present and former directors, officers or employees who were directors, officers or employees, respectively, on or after the Commencement Date, solely in their capacity as directors, officers or employees, against any claims or obligations pursuant to the Debtors' certificates of incorporation or by-laws, applicable state law or specific agreement, or any combination of the foregoing, shall survive confirmation of the Plan, remain unaffected thereby, and not be discharged irrespective of whether indemnification, defense, reimbursement or limitation is owed in connection with an event occurring before, on or after the Commencement Date. The obligations described in the preceding sentence shall, on the Effective Date, become obligations of the Reorganized Debtors.

           6.3 Compensation and Benefit Programs. Except as provided in Section 6.1(a) of the Plan or as otherwise provided in the Bankruptcy Code, all written employment and severance policies, and all written compensation and benefit plans, policies, and programs of the Debtors applicable to their directors, officers or employees, including, without limitation, all savings plans, health care plans, severance benefit plans, incentive plans, workers' compensation programs and life, disability, dental and other insurance plans are treated as executory contracts under the Plan and shall, on the Effective Date, be deemed assumed by the Debtors in accordance with sections 365(a) and 1123(b)(2) of the Bankruptcy Code.

                                  Article VII

                           IMPLEMENTATION OF THE PLAN
                           --------------------------

           7.1 Substantive Consolidation. Entry of the Confirmation Order shall constitute the approval, pursuant to section 105(a) of the Bankruptcy Code, effective as of the Effective Date, of the substantive consolidation of the Chapter 11 Cases for all purposes related to the Plan, including without limitation, for purposes of voting, confirmation and distribution. Pursuant to such order (i) all assets and liabilities of FCO shall be deemed merged or treated as though they were merged into and with the assets and liabilities of Factory Card, (ii) no distributions shall be made under the Plan on account of intercompany claims among the Debtors, (iii) no distributions shall be made under the Plan on account of FCO Equity Interests, (iv) all guarantees of either Debtor of the obligations of the other Debtor shall be deemed eliminated so that any claim against any Debtor and any guarantee thereof executed by the other Debtor and any joint or several liability of the Debtors shall be deemed to be one obligation of the consolidated Debtors, and (v) each and every Claim filed or to be filed in the Chapter 11 Case of either Debtor shall be deemed filed against the consolidated Debtors, and shall be deemed one Claim against and obligation of the consolidated Debtors. Such substantive consolidation shall not (other than for purposes related to the Plan) affect (i) the legal and corporate structures of the Reorganized Debtors, (ii) the FCO Equity Interests, and (iii) pre and post Commencement Date guarantees that are required to be maintained (a) in connection with executory contracts or unexpired leases that were entered into during the Chapter 11 Cases or that have been or will be assumed or (b) pursuant to the Plan.

           7.2 Trade Conversion Agreement. On or before the Effective Date, the Trade Conversion Participants shall enter into the Trade Conversion Agreement with the Debtors, pursuant to which, as of the Effective Date, the Trade Conversion Participants shall convert an aggregate of $3.13 million of trade receivables in respect of goods shipped to the Debtors during the Chapter 11 Cases into a long term debt obligation evidenced by the Trade Conversion Notes.

           7.3 Trade Terms Agreement. On or before the Effective Date, each of the Trade Terms Participants shall enter into a Trade Terms Agreement with the Debtors, pursuant to which, as of the Effective Date, the Trade Terms Participants shall agree to provide the Debtors with certain favorable trade terms, including extended credit limits, extended payment terms and seasonal advances.

           7.4 Treatment of Intercompany Debt. All intercompany claims of Factory Card reflected in the books and records of the Debtors shall be contributed to capital.

           7.5 Senior Executives of Reorganized Debtors. As of the Effective Date, the Debtors or the Reorganized Debtors will have entered into the Employment Contracts, which contracts shall be effective as of the Effective Date.

                                  Article VIII

                    PROVISIONS REGARDING CORPORATE GOVERNANCE
                      AND MANAGEMENT OF REORGANIZED DEBTORS
                      -------------------------------------

           8.1 General. On the Effective Date, the management, control and operation of Reorganized Factory Card and Reorganized FCO shall become the general responsibility of the Boards of Directors of Reorganized Factory Card and Reorganized FCO, respectively.

           8.2 Meetings of Stockholders. The first annual meeting of stockholders of Reorganized Factory Card shall be held on a date during the first full fiscal year following the Effective Date on such day and time as may be selected by the Board of Directors of Reorganized Factory Card in accordance with the Reorganized Factory Card Certificate of Incorporation and the Reorganized Factory Card By-laws.

           8.3 Directors and Officers of the Reorganized Debtors..

           (a) The Boards of Directors of Reorganized Factory Card and Reorganized FCO. The initial Boards of Directors of Reorganized Factory Card and Reorganized FCO shall consist of up to nine individuals, four to six of whom shall be selected by the Creditors' Committee, two of whom shall be selected by the Debtors' management and one of whom shall be selected by the Equity Committee. The names of the members of the initial Boards of Directors of Reorganized Factory Card and Reorganized FCO shall be disclosed no later than the date of the Confirmation Hearing. Each of the members of such initial Boards of Directors shall serve in accordance with the Reorganized Factory Card Certificate of Incorporation or the Reorganized FCO Certificate of Incorporation, as applicable, and the Reorganized Factory Card By-laws or the Reorganized FCO By-laws, as applicable, as each may be amended from time to time.

           (b) Officers of Reorganized Factory Card and Reorganized FCO Unless otherwise disclosed on or before the Confirmation Hearing, the officers of Factory Card and FCO immediately prior to the Effective Date shall serve as the initial officers of Reorganized Factory Card and of Reorganized FCO, as the case may be, on and after the Effective Date. Such officers shall serve in accordance with applicable non-bankruptcy law.

           8.4 By-Laws and Certificates of Incorporation. The Reorganized Factory Card By-Laws, the Reorganized Factory Card Certificate of Incorporation , the Reorganized FCO By-Laws and the Reorganized FCO Certificate of Incorporation shall contain provisions necessary (a) to prohibit the issuance of nonvoting equity securities as required by section 1123(a)(6) of the Bankruptcy Code, subject to further amendment of such certificates of incorporation and by-laws as permitted by applicable law, and (b) to effectuate the provisions of the Plan. The Reorganized Factory Card Certificate of Incorporation shall also impose restrictions on the direct or indirect transferability of the New Common Stock such that (x) no Person may acquire or accumulate five percent (5%) or more (as determined under tax law principles governing the application of section 382 of the Tax Code) of the New Common Stock and (y) no Person owning directly or indirectly (as determined under such tax law principles) as of the Effective Date, after giving effect to the Plan, or after any subsequent issuances of additional New Common Stock pursuant to the Plan, five percent (5%) or more (as determined under such tax law principles) of the New Common Stock may acquire additional shares of the New Common Stock, for a period of two (2) years following the Effective Date, subject to certain exceptions.

           8.5 Authorization for Issuance of New Securities. The issuance of the following securities and notes by Reorganized Factory Card is hereby authorized without further act or action under applicable law, regulation, order or rule:

           (a) 10,000,000 shares of New Common Stock, of which up to 1,500,000 shares will be issued in connection with the distributions provided for under the Plan;

           (b) the Trade Conversion Notes;

           (c) the Employee Options;

           (d) the New Management Warrants; and

           (e) the New Equity Warrants.

           8.6 New Management Stock. On the Effective Date, the Reorganized Debtors shall issue the New Management Stock to members of the Reorganized Debtors' management. The New Management Stock shall vest over a period of four
(4) years with 25% vesting on the anniversary of the Effective Date for each of the four years.

           8.7 New Management Warrants. On the Effective Date, Reorganized Factory Card shall issue New Management Warrants to members of the Reorganized Debtors' management to purchase an aggregate of 78,947 shares of New Common Stock, representing 5% of the New Common Stock issued under the Plan (assuming exercise of all such New Management Warrants), which shall be exercisable at price of $7.52 per share and which shall not be subject to dilution by the New Equity Warrants, the conversion of the Trade Conversion Notes or options issued under the New Employee Stock Option Plan for a four (4) year period and thereafter will be subject to dilution by such securities. The New Management Warrants will expire within 60 days of the Effective Date and will vest immediately upon issuance. The holders of the Management Warrants will be entitled to receive additional shares of New Common Stock on an annual basis to the extent the New Management Warrants have been exercised, upon the issuance of New Common Stock upon the exercise of New Equity Warrants, the conversion of the Trade Conversion Notes or options issued under the New Employee Stock Option Plan for a four (4) year period.

           8.8 New Employee Stock Option Plan. Approval of the Plan shall also be deemed approval of the New Employee Stock Option Plan. Pursuant to the terms and subject to the conditions of the New Employee Stock Option Plan, the Board of Directors of Reorganized Factory Card shall issue or reserve for issuance to certain of the key employees of the Reorganized Debtors options to purchase 166,667 shares of New Common Stock (the "Employee Options"), subject to dilution by the New Management Warrants, the New Equity Warrants and the conversion of the Trade Conversion Notes.

           8.9 New Equity Warrants. On the Effective Date, Reorganized Factory Card shall issue four series of New Equity Warrants to holders of Factory Card Equity Interests to purchase an aggregate of 153,928 shares of New Common Stock, representing 10% of the New Common Stock issued under the Plan (assuming exercise of all such New Equity Warrants), subject to dilution by the New Management Warrants, the conversion of the Trade Conversion Notes and the Employee Options. The New Equity Warrants will be exercisable as follows (i) the Series A Warrants will be exercisable into 2.5% of the New Common Stock (subject to the dilution set forth above) or 38,462 shares at an exercise price of $11.00 per share and shall have a 4 year term, (ii) the Series B Warrants will be exercisable into 3.0% of the New Common Stock (subject to the dilution set forth above) or 46,392 shares at an exercise price of $16.00 per share and shall have a 6 year term, (iii) the Series C Warrants will be exercisable into 2.5% of the New Common Stock (subject to the dilution set forth above) or 38,462 shares at an exercise price of $16.00 per share and shall have an 8 year term, and (iv) the Series D Warrants will be exercisable into 2.0% of the New Common Stock (subject to the dilution set forth above) or 30,612 shares at an exercise price of $34.00 per share and shall have an 8 year term. The warrant agreement for each of the series of New Equity Warrants will be substantially the same, except for such changes as to give effect to the different terms, exercise price and number of shares and such warrant agreements will have standard anti-dilution protection for public warrants of this type.


                                   Article IX

                         EFFECT OF CONFIRMATION OF PLAN
                         ------------------------------

           9.1 Term of Bankruptcy Injunction or Stays. Unless otherwise provided, all injunctions or stays provided for in the Chapter 11 Cases under section 105 or 362 of the Bankruptcy Code, or otherwise, and in existence on the Confirmation Date, shall remain in full force and effect until the Effective Date.

           9.2 Revesting of Assets.

           (a) The property of the estates of the Debtors, shall vest in the Reorganized Debtors on the Effective Date.

           (b) From and after the Effective Date, the Reorganized Debtors may operate their business, and may use, acquire and dispose of property free of any restrictions imposed under the Bankruptcy Code.

           (c) As of the Effective Date, all property of the Reorganized Debtors shall be free and clear of all liens, claims and interests of holders of Claims and Equity Interests, except as provided in the Plan.

           9.3 Avoidance Actions. As of the Effective Date, any and all avoidance actions accruing to the Debtors and Debtors in Possession under sections 502(d), 544, 545, 547, 548, 549, 550, 553 and 551 of the Bankruptcy
Code, shall be extinguished whether or not then pending.

           9.4 Discharge of Debtors. The rights afforded herein and the treatment of all Claims and Equity Interests herein shall be in exchange for and in complete satisfaction, discharge and release of Claims and Equity Interests of any nature whatsoever, including any interest accrued on such Claims from and after the Commencement Date, against the Debtors and the Debtors in Possession, or any of their assets or properties. Except as otherwise provided herein, (a) on the Effective Date, all such Claims against and Equity Interests in the Debtors shall be satisfied, discharged and released in full and (b) all persons shall be precluded from asserting against the Reorganized Debtors, their successors, or their assets or property any other or further Claims or Equity Interests based upon any act or omission, transaction or other activity of any kind or nature that occurred prior to the Confirmation Date.

           9.5 Injunction. Except as otherwise expressly provided in the Plan, the Confirmation Order or a separate order of the Bankruptcy Court, all entities who have held, hold or may hold Claims against or Equity Interests in any or both of the Debtors, are permanently enjoined, on and after the Effective Date, from (a) commencing or continuing in any manner any action or other proceeding of any kind with respect to any such Claim or Equity Interest, (b) the enforcement, attachment, collection or recovery by any manner or means of any judgment, award, decree or order against the Debtors on account of any such Claim or Equity Interest, (c) creating, perfecting or enforcing any encumbrance of any kind against the Debtors or against the property or interests in property of the Debtors on account of any such Claim or Equity Interest and (d) asserting any right of setoff, subrogation or recoupment of any kind against any obligation due from the Debtors or against the property or interests in property of the Debtors on account of any such Claim or Equity Interest; provided, however, that nothing contained in this Section 9.5, or in any other provision of the Plan, shall effect the rights of the United States of America to effect a setoff permitted pursuant to section 553 of the Bankruptcy Code. Such injunction shall extend to successors of the Debtors, including, without limitation, the Reorganized Debtors, and their property and interests in property.


                                   Article X

                            EFFECTIVENESS OF THE PLAN
                            -------------------------

           10.1 Conditions Precedent to Effectiveness. The Plan shall not become effective unless and until the following conditions shall have been satisfied or waived pursuant to Section 10.3 of the Plan:

           (a) the Confirmation Order, in form and substance acceptable to the Debtors and reasonably acceptable to the Creditors' Committee, shall have been signed by the judge presiding over the Chapter 11 Cases, and there shall not be a stay or injunction in effect with respect thereto;

           (b) all actions, documents and agreements necessary to implement the Plan shall have been effected or executed;

           (c) the Debtors shall have received all authorizations, consents, regulatory approvals, rulings, letters, no-action letters, opinions or documents that are determined by the Debtors to be necessary to implement the Plan;

           (d) each of the Trade Terms Agreement, the Trade Conversion Agreement, the Employment Contracts, the Intercreditor Agreement, the Security Agreement and the Collateral Trust Agreement, shall have been entered into upon terms and conditions that are reasonably satisfactory to the Debtors and the Creditors' Committee;

           (e) the New Employee Stock Option Plan shall have become effective;

           (f) the documents related to the New Equity Warrants shall have terms and conditions that are reasonably satisfactory to the Debtors and the Equity Committee;

           (g) the Reorganized Debtors shall have entered into the Working Capital Facility, in form and substance acceptable to the Debtors and reasonably acceptable to the Creditors' Committee; and

           (h) each of the Reorganized Factory Card By-Laws, the Reorganized FCO Certificate of Incorporation, Reorganized FCO By-Laws and the Reorganized FCO Certificate of Incorporation in form and substance reasonably acceptable to the Debtors and the Creditors' Committee, shall have been reaffirmed, effected or executed.

           10.2 Effect of Failure of Conditions. In the event that one or more of the conditions specified in Section 10.1 of the Plan have not occurred on or before 60 days after the Confirmation Date, upon notification submitted by the Debtors to the Bankruptcy Court, counsel for the Creditors' Committee and counsel for the Equity Committee, (a) the Confirmation Order shall be vacated,
(b) no distributions under the Plan shall be made, (c) the Debtors and all holders of Claims and Equity Interests shall be restored to the status quo ante as of the day immediately preceding the Confirmation Date as though the Confirmation Date never occurred and (d) the Debtors' obligations with respect to Claims and Equity Interests shall remain unchanged. Nothing contained herein shall constitute or be deemed a waiver or release of any Claims or Equity Interests by or against the Debtors or any other person or to prejudice in any manner the rights of the Debtors or any person in any further proceedings involving the Debtors.

           10.3 Waiver of Conditions. The Debtors, with the consent of the Creditors' Committee (which consent shall not be unreasonably withheld), may waive, by a writing signed by an authorized representative of each of the Debtors and subsequently filed with the Bankruptcy Court, one or more of the conditions precedent to effectiveness of the Plan set forth in Section 10.1 of the Plan other than that set forth in Section 10.1(a).


                                   Article XI

                            RETENTION OF JURISDICTION
                            -------------------------

           The Bankruptcy Court shall have exclusive jurisdiction of all matters arising out of, and related to, the Chapter 11 Cases and the Plan pursuant to, and for the purposes of, sections 105(a) and 1142 of the Bankruptcy Code and for, among other things, the following purposes:

           (a) To hear and determine pending applications for the assumption or rejection of executory contracts or unexpired leases, if any are pending, and the allowance of Claims resulting therefrom;

           (b) To determine any and all adversary proceedings, applications and contested matters;

           (c) To hear and determine any objection to Administrative Expense Claims, Claims or Equity Interests;

           (d) To enter and implement such orders as may be appropriate in the event the Confirmation Order is for any reason stayed, revoked, modified or vacated;

           (e) To issue such orders in aid of execution and consummation of the Plan, to the extent authorized by section 1142 of the Bankruptcy Code;

           (f) To consider any amendments to or modifications of the Plan and to cure any defect or omission, or reconcile any inconsistency in any order of the Bankruptcy Court, including, without limitation, the Confirmation Order;

           (g) To hear and determine all applications for compensation and reimbursement of expenses of professionals and all applications for substantial contribution under, as applicable, sections 330, 331 and 503(b) of the Bankruptcy Code;

           (h) To hear and determine disputes arising in connection with the interpretation, implementation or enforcement of the Plan;

           (i) To hear and determine disputes arising in connection with the interpretation, implementation or enforcement of the Trade Terms Agreement, the Trade Conversion Agreement, the Security Agreement and the Collateral Trust Agreement;

           (j) To recover all assets of the Debtors and property of the Debtors' estates, wherever located;

           (k) To hear and determine matters concerning state, local and federal taxes in accordance with sections 346, 505 and 1146 of the Bankruptcy Code;

           (l) To hear any other matter not inconsistent with the Bankruptcy Code; and

           (m) To enter a final decree closing the Chapter 11 Cases.


                                  Article XII

                            MISCELLANEOUS PROVISIONS
                            ------------------------

           12.1 Effectuating Documents and Further Transactions. Each of the Debtors and the Reorganized Debtors are authorized to execute, deliver, file or record such contracts, instruments, releases, indentures and other agreements or documents, and take such actions as may be necessary or appropriate to effectuate and further evidence the terms and conditions of the Plan and any notes or securities issued pursuant to the Plan without any further corporate action.

           12.2 Corporate Action. On the Effective Date, all matters provided for under the Plan that would otherwise require approval of the stockholders or directors of one or more of the Debtors or the Reorganized Debtors, including, without limitation, (i) ratification and approval of the Trade Conversion Agreement, the Trade Terms Agreement and the Employment Contracts, (ii) the authorization to issue or cause to be issued the New Common Stock, the New Equity Warrants, the New Management Warrants and the Employee Options (iii) the effectiveness of the Reorganized Factory Card By-Laws, the Reorganized Factory Card Certificate of Incorporation, the Reorganized FCO By-Laws and the Reorganized FCO Certificate of Incorporation effectuated pursuant to the Plan, and (iv) the election or appointment, as the case may be, of directors and officers of Reorganized Factory Card and Reorganized FCO pursuant to the Plan, shall be in effect from and after the Effective Date pursuant to the applicable general corporation law of the states in which the Debtors and the Reorganized Debtors are incorporated, without any requirement of further action by the stockholders or directors of the Debtors or the Reorganized Debtors. On the Effective Date, or as soon thereafter as is practicable, the Reorganized Debtors shall, if required, each file an amended certificate of incorporation with the Secretary of State of the state in which it is incorporated, in accordance with the applicable general corporation law of such state.

           12.3 Exemption from Transfer Taxes. Pursuant to section 1146(c) of the Bankruptcy Code, the issuance, transfer or exchange of notes or equity securities under the Plan, the creation of any mortgage, deed of trust or other security interest, the making or assignment of any lease or sublease, or the making or delivery of any deed or other instrument of transfer under, in furtherance of, or in connection with the Plan, whether involving real or personal property, and including, without limitation, any merger agreements or agreements of consolidation, deeds, bills of sale or assignments executed in connection with any of the transactions contemplated under the Plan, shall not be subject to any stamp, real estate transfer, mortgage recording, sales, use or other similar tax. All sale transactions consummated by the Debtors and approved by the Bankruptcy Court on and after the Commencement Date through and including the Effective Date, the sale by the Debtors of owned property pursuant to section 363(b) of the Bankruptcy Code and the assumption, assignment and sale by the Debtors of unexpired leases of non-residential real property pursuant to section 365(a) of the Bankruptcy Code, shall be deemed to have been made under, in furtherance of, or in connection with the Plan and, thus, shall not be subject to any stamp, real estate transfer, mortgage recording, sales, use or other similar tax.

           12.4 Releases. The Debtors hereby release and are permanently enjoined from any prosecution or attempted prosecution of any and all Causes of Action which they have, may have or claim to have against any present or former officer or member of the boards of directors of the Debtors; provided, however, that the foregoing shall not operate as a waiver of or release from any Causes of Action arising out of any express contractual obligation owing by any such director or officer to the Debtors or any reimbursement obligation of any such director or officer with respect to a loan or advance made by the Debtors to such director or officer.

           12.5 Exculpation. Neither the Debtors, the Reorganized Debtors, the Creditors' Committee, the Equity Committee or any of their respective members, officers, directors, employees, advisors or agents shall have or incur any liability to any holder of a Claim or Equity Interest for any act or omission in connection with, related to, or arising out of, the Chapter 11 Cases, the pursuit of confirmation of the Plan, the consummation of the Plan or the administration of the Plan or the property to be distributed under the Plan, except for willful misconduct or gross negligence, and, in all respects, the Debtors, the Reorganized Debtors, the Creditors' Committee, the Equity Committee and each of their respective members, officers, directors, employees, advisors and agents shall be entitled to rely upon the advice of counsel with respect to their duties and responsibilities under the Plan; provided, however, that, notwithstanding any provisions contained herein to the contrary, the Plan shall not release, discharge or exculpate any non-Debtor party from any debt owed to the State of Missouri Department of Revenue, or from any liability arising under the laws of the State of Missouri, and no provision contained herein shall enjoin or prevent the State of Missouri from collecting any such liability from any non-Debtor party.

           12.6 Termination of Committees. The appointment of the Creditors' Committee and the Equity Committee shall terminate on the Effective Date, except that the Creditors' Committee and the Equity Committee and their respective professionals may appear at the hearing to consider the Final Fee Applications and prosecute any objections to such applications, if appropriate. The Reorganized Debtors shall pay all reasonable fees and expenses incurred by the Creditors' Committee and the Equity Committee and their professionals in connection with the Final Fee Applications and any objections thereto in the ordinary course of business and without the necessity for any approval by the Bankruptcy Court.

           12.7 Post-Confirmation Date Fees and Expenses. The Reorganized Debtors shall pay all fees and expenses incurred by the Debtors' professionals and the Collateral Trustee after the Effective Date in the ordinary course of business and without the necessity for any approval by the Bankruptcy Court.

           12.8 Payment of Statutory Fees. All fees payable pursuant to section 1930 of title 28 of the United States Code, as determined by the Bankruptcy Court at the Confirmation Hearing, shall be paid on the Effective Date.

           12.9 Amendment or Modification of the Plan. Alterations, amendments or modifications of the Plan may be proposed in writing by the Debtors at any time prior to the Confirmation Date, after consultation with the Creditors' Committee and the Equity Committee, provided that the Plan, as altered, amended or modified, satisfies the conditions of sections 1122 and 1123 of the Bankruptcy Code, and the Debtors shall have complied with section 1125 of the Bankruptcy Code. The Plan may be altered, amended or modified at any time after the Confirmation Date and before substantial consummation, after consultation with the Creditors' Committee, provided that the Plan, as altered, amended or modified, satisfies the requirements of sections 1122 and 1123 of the Bankruptcy Code and the Bankruptcy Court, after notice and a hearing, confirms the Plan, as altered, amended or modified, under section 1129 of the Bankruptcy Code and the circumstances warrant such alterations, amendments or modifications. A holder of a Claim or Equity Interest that has accepted the Plan shall be deemed to have accepted the Plan, as altered, amended or modified, if the proposed alteration, amendment or modification does not materially and adversely change the treatment of the Claim or Equity Interest of such holder.

           12.10 Severability. In the event that the Bankruptcy Court determines, prior to the Confirmation Date, that any provision in the Plan is invalid, void or unenforceable, such provision shall be invalid, void or unenforceable with respect to the holder or holders of such Claims or Equity Interests as to which the provision is determined to be invalid, void or unenforceable. The invalidity, voidness or unenforceability of any such provision shall in no way limit or affect the enforceability and operative effect of any other provision of the Plan.

           12.11 Revocation or Withdrawal of the Plan. The Debtors reserve the right to revoke or withdraw the Plan prior to the Confirmation Date. If the Debtors revoke or withdraw the Plan prior to the Confirmation Date, then the Plan shall be deemed null and void. In such event, nothing contained herein shall constitute or be deemed a waiver or release of any claims by or against the Debtors or any other person or to prejudice in any manner the rights of the Debtors or any person in any further proceedings involving the Debtors.

           12.12 Binding Effect. The Plan shall be binding upon and inure to the benefit of the Debtors, the holders of Claims and Equity Interest and their respective successors and assigns, including, without limitation, the Reorganized Debtors.

           12.13 Notices. All notices, requests and demands to or upon the Debtors or, on and after the Effective Date, the Reorganized Debtors to be effective shall be in writing and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when actually delivered or, in the case of notice by facsimile transmission, when received and telephonically confirmed, addressed as follows:

  If to the Debtors:

  Factory Card Outlet Corp. and
  Factory Card Outlet of America Ltd.
  2727 Diehl Road
  Naperville, IL  60563-2371
  Attn:  Mr. William E. Freeman, Chairman, President and CEO
  Telephone:  (630) 579-2101
  Facsimile:   (630) 579-2501

  with a copy to:

  Weil, Gotshal & Manges LLP            Richards, Layton & Finger P.A.
  767 Fifth Avenue                      One Rodney Square
  New York, New York  10153             P.O. Box 551
  Attn:  Richard P. Krasnow, Esq.       Wilmington, Delaware  19899
  Telephone:  (212) 310-8000            Attn:  Mark L. Collins, Esq.
  Facsimile:  (212) 310-8007            Telephone:  (302) 658-6541
                                        Facsimile:  (302) 658-6548

  If to the Creditors' Committee:

                                        Klehr, Harrison, Harvey, Branzburg
  Otterbourg, Steindler, Houston        & Rosen, PC
  230 Park Avenue                       & Ellers LLP
  New York, New York  10169             919 Market Street - Suite 1000
  Attn:  Scott L. Hazan, Esq.           Wilmington, Delaware 19001
  Telephone:  (212) 661-9100            Attn:     Joanne B. Wills, Esq.
  Facsimile:   (212) 682-6104           Telephone:  (302) 426-1189
                                        Facsimile:   (302) 426-9193

  If to the Equity Committee:

  Sidley Austin Brown & Wood            Rosenthal, Monhait, Gross & Goddess, PA
  One First National Plaza              919 N. Market Street
  Chicago, Illinois 60603               Suite 1400
  Attn:  Bryan Krakauer, Esq.           Wilmington, Delaware  19801
  Telephone:  (312) 853-7515            Attn:     Kevin Gross, Esq.
  Facsimile:  (312)  853-7036           Telephone:  (302) 656-4433
                                        Facsimile:   (302) 656-7567


           12.14 Governing Law. Except to the extent the Bankruptcy Code, Bankruptcy Rules or other federal law is applicable, or to the extent an exhibit to the Plan provides otherwise, the rights and obligations arising under this Plan shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without giving effect to the principles of conflicts of law of such jurisdiction.

           12.15 Withholding and Reporting Requirements. In connection with the consummation of the Plan, the Debtors or the Reorganized Debtors, as the case may be, shall comply with all withholding and reporting requirements imposed by any federal, state, local or foreign taxing authority and all distributions hereunder shall be subject to any such withholding and reporting requirements.

           12.16 Plan Supplements. Forms of the Reorganized Factory Card By-Laws, the Reorganized Factory Card Certificate of Incorporation, the Reorganized FCO By-laws, the Reorganized FCO Certificate of Incorporation, the New Equity Warrants, the New Management Warrants, the New Employee Stock Option Plan, the Trade Conversion Agreement, The Trade Conversion Notes, the Trade Terms Agreement, the Security Agreement, the Intercreditor Agreement, the Employment Contracts, the guidelines for investing Cash held in the Distribution Pool and Schedules 6.1(a)(x) and 6.1(a)(y) referred to in Section 6.1 of the Plan shall be contained in one or more Plan Supplements filed with the Clerk of the Bankruptcy Court on or before the Confirmation Hearing; provided, however, that the Plan Supplement containing the aforesaid Schedules 6.1(a)(x) and 6.1(a)(y) shall be filed at least 10 days prior to the last day upon which holders of Claims may vote to accept or reject the Plan. Upon its filing with the Bankruptcy Court, the Plan Supplements may be inspected in the office of the Clerk of the Bankruptcy Court during normal court hours. Holders of Claims or Equity Interests may obtain a copy of the Plan Supplements upon written request to the Debtors in accordance with Section 12.13 of the Plan.

           12.17 Exhibits/Schedules. All exhibits and schedules to the Plan, including the Plan Supplements, are incorporated into and are a part of the Plan as if set forth in full herein.

           12.18 Filing of Additional Documents. On or before substantial consummation of the Plan, the Debtors may file with the Bankruptcy Court such agreements and other documents as may be necessary or appropriate to effectuate and further evidence the terms and conditions of the Plan.


Dated: Wilmington, Delaware
       February 5, 2002



                    FACTORY CARD OUTLET CORP., a Delaware corporation

                    By: /s/ William E. Freeman
                        ---------------------------------------------------
                        Name: William E. Freeman
                              Title: President and Chief Executive Officer




                    FACTORY CARD OUTLET OF AMERICA LTD., an Illinois corporation

                    By: /s/ William E. Freeman
                        ---------------------------------------------------
                        Name: William E. Freeman
                              Title: President and Chief Executive Officer

                                 SCHEDULE 4.3(C)

Type           Ser. No.       Store        Lease Co.        Qty
----           --------       -----        ---------        ---
4694104         Y8930           1             KEY            1
4694104         WC729           1             KEY            1
4694104         WD149           1             KEY            1
4694104         WD799           1             KEY            1
4694104         WF126           1             KEY            1
4694104         WD998           1             KEY            1
4694104         WF010           1             KEY            1
4694104         WF238           1             KEY            1
4694104         YV593           1             KEY            1
4694104         YV628           1             KEY            1
4694104         W7697           1             KEY            1
4694104         W7981           1             KEY            1
4694104         W7983           1             KEY            1
4694104         W7990           1             KEY            1
4694104         YN698           1             KEY            1
4694104         YN704           1             KEY            1
4694104         YN712           1             KEY            1
4694104         YN761           1             KEY            1
4694104         Y8701          143            KEY            1
4694104         V6524          266            KEY            1
4694104         V7785          266            KEY            1
4694104         W7991          266            KEY            1
4694104         Y3215          266            KEY            1
4694104         WD025          283            KEY            1
4694104         WD039          283            KEY            1
4694104         WD061          283            KEY            1
4694104         WD062          283            KEY            1
4694104         WD652          295            KEY            1
4694104         WF013          295            KEY            1
4694104         WF015          295            KEY            1
AS/400          100CD7M         1             KEY            1
LS9100           N/A        All Stores        KEY            30

                                 SCHEDULE 4.4(C)

SENSORMATIC LEASED EQUIPMENT SCHEDULE

STORE #123, NORTH RIVERSIDE, IL

                     QTY                CODE            DESCRIPTION
                -------------------------------------------------------------------------------------
                      6       RT380B2                   1/3" B/W Indoor Fixed Camera
                      5       RG600V                    1/3" 3.5-8mm Vari-Focal Lens
                      1       RG600VAI                  1/3" 3.5-8mm Vari-Focal Lens Auto Iris
                      5       RHDR2X2                   Drone- Fixed Camber Housing 2x2
                      1       RMM112H                   12" B/W Monitor (800 LOR)
                      2       RM117H                    17" B/W Monitor (700 LOR)
                      2       RH219E                    Suspended Ceiling Mount for PVM
                      1       RV2424                    Virtual Real Time VCR
                      1       RV1309                    9 Camera B/W Duplex Multiplexer
                      3       RPVPWR150NP               Siamese cable, Non-Plenum 150'
                      2       RPVPWR200NP               Siamese cable, Non-Plenum 200'
                      1       RPVPWR250NP               Siamese cable, Non-Plenum 250'
                     12       2111-0033-01              BNC Conectors
                      1       RVSSQ04                   4 Input Video Sequencer
                      1       RVLOCK2                   VCR Lock Box


STORE #117, NORTH RIVERSIDE, IL

                     QTY                CODE            DESCRIPTION
                -------------------------------------------------------------------------------------
                      6       RT380B2                   1/3" B/W Indoor Fixed Camera
                      5       RG600V                    1/3" 3.5-8mm Vari-Focal Lens
                      1       RG600VAI                  1/3" 3.5-8mm Vari-Focal Lens Auto Iris
                      5       RHDR2X2                   Drone- Fixed Camber Housing 2x2
                      1       RMM112H                   12" B/W Monitor (800 LOR)
                      2       RM117H                    17" B/W Monitor (700 LOR)
                      2       RH219E                    Suspended Ceiling Mount for Monitor
                      2       RHEXT2                    2' Extension for PVM Mount
                      1       RV2424                    Virtual Real Time VCR
                      1       RVLOCK2                   VCR Lock Box
                      1       ADC824UL                  8 Input Camera Power Supply
                      1       RV1309                    9 Camera B/W Duplex Multiplexer
                      2       RPVPWR150NP               Siamese cable, Non-Plenum 150'
                      3       RPVPWR200NP               Siamese cable, Non-Plenum 200'
                      6       RPVPWR50NP                Siamese cable, Non-Plenum 50'
                      1       RVSSQ04                   4 Input Video Sequencer
                     12       2111-0033-01              BNC Conectors



                                       39

STORE #138, OAK PARK, IL

                     QTY                CODE            DESCRIPTION
                -------------------------------------------------------------------------------------
                      6       RT380B2                   1/3" B/W Indoor Fixed Camera
                      5       RG600V                    1/3" 3.5-8mm Vari-Focal Lens
                      1       RG600VAI                  1/3" 3.5-8mm Vari-Focal Lens Auto Iris
                      5       RHDR2X2                   Drone- Fixed Camber Housing 2x2
                      1       RMM112H                   12" B/W Monitor (800 LOR)
                      2       RM117H                    17" B/W Monitor (700 LOR)
                      2       RH219E                    Suspended Ceiling Mount for Monitor
                      2       RHEXT2                    2' Extension for PVM Mount
                      1       RV2424                    Virtual Real Time VCR
                      1       RVLOCK2                   VCR Lock Box
                      1       ADC824UL                  8 Input Camera Power Supply
                      1       RV1309                    9 Camera B/W Duplex Multiplexer
                      5       RPVPWR150NP               Siamese cable, Non-Plenum 150'
                      1       RPVPWR200NP               Siamese cable, Non-Plenum 100'
                      4       RPVPWR50NP                Siamese cable, Non-Plenum 50'
                      1       RVSSQ04                   4 Input Video Sequencer
                     12       2111-0033-01              BNC Conectors


STORE #142, CALUMET CITY, IL

                     QTY                CODE            DESCRIPTION
                -------------------------------------------------------------------------------------
                      6       RT380B2                   1/3" B/W Indoor Fixed Camera
                      5       RG600V                    1/3" 3.5-8mm Vari-Focal Lens
                      1       RG600VAI                  1/3" 3.5-8mm Vari-Focal Lens Auto Iris
                      4       RHDR2X2                   Drone- Fixed Camber Housing 2x2
                      1       RMM112H                   12" B/W Monitor (800 LOR)
                      2       RM117H                    17" B/W Monitor (700 LOR)
                      2       RH219E                    Suspended Ceiling Mount for Monitor
                      2       RHEXT2                    2' Extension for PVM Mount
                      1       RV2424                    Virtual Real Time VCR
                      1       RVLOCK2                   VCR Lock Box
                      1       ADC824UL                  8 Input Camera Power Supply
                      1       RV1309                    9 Camera B/W Duplex Multiplexer
                      1       RPVPWR250NP               Siamese cable, Non-Plenum 250'
                      3       RPVPWR150NP               Siamese cable, Non-Plenum 150'
                      3       RPVPWR100NP               Siamese cable, Non-Plenum 100'
                      4       RPVPWR50NP                Siamese cable, Non-Plenum 50'
                      1       RVSSQ04                   4 Input Video Sequencer
                     12       2111-0033-01              BNC Conectors



                                       40

STORE #181, MATTESON, IL

                     QTY                CODE            DESCRIPTION
                -------------------------------------------------------------------------------------
                      6       RT380B2                   1/3" B/W Indoor Fixed Camera
                      5       RG600V                    1/3" 3.5-8mm Vari-Focal Lens
                      1       RG600VAI                  1/3" 3.5-8mm Vari-Focal Lens Auto Iris
                      4       RHDR2X2                   Drone- Fixed Camber Housing 2x2
                      1       RMM112H                   12" B/W Monitor (800 LOR)
                      2       RM117H                    17" B/W Monitor (700 LOR)
                      2       RH219E                    Suspended Ceiling Mount for Monitor
                      1       RV2424                    Virtual Real Time VCR
                      1       RVLOCK2                   VCR Lock Box
                      1       ADC824UL                  8 Input Camera Power Supply
                      1       RV1309                    9 Camera B/W Duplex Multiplexer
                      1       RPVPWR200NP               Siamese cable, Non-Plenum 200'
                      3       RPVPWR150NP               Siamese cable, Non-Plenum 150'
                      3       RPVPWR100NP               Siamese cable, Non-Plenum 100'
                      4       RPVPWR50NP                Siamese cable, Non-Plenum 50'
                      1       RVSSQ04                   4 Input Video Sequencer
                     12       2111-0033-01              BNC Conectors


                                 SCHEDULE 4.5(C)

Type       Ser. No        Store        Lease Co.        Qty
----       -------        -----        ---------        ---
4694004     E7588           1             ICC            1
4694004     E7607           1             ICC            1
4694004     11446           1             ICC            1
4694004     H9925           1             ICC            1
4694004     F4748           1             ICC            1
4694004     F5477           1             ICC            1
4694004     H9916           1             ICC            1
4694004     E8034           1             ICC            1
4694004     E7621          102            ICC            1
4694004     E7776          102            ICC            1
4694004     F4712          102            ICC            1
4694004     F5574          102            ICC            1
4694004     E7891          105            ICC            1
4694004     F5426          105            ICC            1
4694004     F5481          105            ICC            1
4694004     F5496          105            ICC            1
4694004     E7636          113            ICC            1
4694004     F4706          113            ICC            1
4694004     F5386          113            ICC            1
4694004     E7782          115            ICC            1
4694004     F4577          115            ICC            1
4694004     F4724          115            ICC            1
4694004     F5394          115            ICC            1
4694004     E5107          118            ICC            1
4694004     E7773          118            ICC            1
4694004     E7999          118            ICC            1
4694004     F4601          118            ICC            1
4694004     F4607          118            ICC            1
4694004     E7901          119            ICC            1
4694004     F5559          119            ICC            1
4694004     F5560          119            ICC            1
4694004     F5567          119            ICC            1
4694004     F5494          121            ICC            1
4694004     L7874          121            ICC            1
4694004     E7868          123            ICC            1
4694004     F4735          123            ICC            1
4694004     F5572          123            ICC            1
4694004     E7978          126            ICC            1
4694004     F4732          126            ICC            1
4694004     F5546          126            ICC            1
4694004     F5592          126            ICC            1
4694004     E7554          128            ICC            1
4694004     E7581          128            ICC            1
4694004     E7942          128            ICC            1
4694004     F4625          128            ICC            1
4694004     F5470          128            ICC            1

4694004     E7988           1             ICC            1
4694004     F5419           1             ICC            1
4694004     F5422           1             ICC            1
4694004     F5478           1             ICC            1
4694004     E7789          132            ICC            1
4694004     E7885          132            ICC            1
4694004     E7930          132            ICC            1
4694004     F5601          132            ICC            1
4694004     E7627          133            ICC            1
4694004     E7964          133            ICC            1
4694004     F4691          133            ICC            1
4694004     F5598          133            ICC            1
4694004     E7865          137            ICC            1
4694004     E7905          137            ICC            1
4694004     E7992          137            ICC            1
4694004     E8021          137            ICC            1
4694004     E7995          138            ICC            1
4694004     F5433          138            ICC            1
4694004     F5450          138            ICC            1
4694004     E7615          139            ICC            1
4694004     E7772          139            ICC            1
4694004     E7860          139            ICC            1
4694004     E7910          139            ICC            1
4694004     F5462          143            ICC            1
4694004     F5505          143            ICC            1
4694004     F5556          143            ICC            1
4694004     E7972          162            ICC            1
4694004     E8010          162            ICC            1
4694004     F4649          162            ICC            1
4694004     F5287          162            ICC            1
4694004     E7751          176            ICC            1
4694004     E7951          176            ICC            1
4694004     F5427          176            ICC            1
4694004     E7793          181            ICC            1
4694004     F5513          181            ICC            1
4694004     F5589          181            ICC            1
4694004     E7587          190            ICC            1
4694004     E7643          190            ICC            1
4694004     F5369          190            ICC            1
4694004     E7727          219            ICC            1
4694004     E7936          219            ICC            1
4694004     E8045          219            ICC            1
4694004     F5391          219            ICC            1
4694004     E7645          229            ICC            1
4694004     F4697          229            ICC            1
4694004     F5306          229            ICC            1
4694004     F5518          229            ICC            1
4694004     H9933           1             ICC            1

4694004     11440           1             ICC            1
4694004     11454           1             ICC            1
4694004     R0134           1             ICC            1
4694004     11236          256            ICC            1

                                 SCHEDULE 5.4(F)


-------------------------------------------X
IN RE                                          :    CHAPTER 11 CASE NOS.
                                               :
FACTORY CARD OUTLET CORP. AND                  :    99-685 (EIK)
FACTORY CARD OUTLET OF                         :    99-686 (EIK)
   AMERICA LTD.,                               :
                                               :    (JOINTLY ADMINISTERED)
                                DEBTORS.       :
-------------------------------------------X


                          NOTICE OF INTENT TO PURCHASE,
                   ACQUIRE, OTHERWISE ACCUMULATE, SELL, TRADE,
                    OR OTHERWISE TRANSFER PREPETITION GENERAL
                    UNSECURED CLAIMS AGAINST DEBTORS' ESTATES
                    -----------------------------------------


         PLEASE TAKE NOTICE that [name of acquirer/seller] intends to [acquire/sell] [$_______] of prepetition general unsecured claims against the Debtors or stock received in exchange for such claims pursuant to the above-captioned chapter 11 cases (or the right to receive such stock), including under a forward contract. For purposes of this Notice, such stock or rights shall be referred to as "Stock." Specifically, [acquirer/seller] desires to [acquire/sell] to [name of entity from which claims or Stock are to be acquired/sold] $_______ of __________ claims against ________, a Debtor in the above-captioned chapter 11 cases or _____ shares of stock.

         PLEASE TAKE FURTHER NOTICE that (i) [Seller] Owns (within the meaning set forth below), directly or indirectly, $_______ of general unsecured claims against ________, a Debtor in the above-captioned cases, inclusive of any claims being transferred [indicate by Debtor for all Debtors], and (ii) [Acquirer] Owns (within the meaning set forth below), directly or indirectly, $_______ of general unsecured claims against _______, a Debtor in the above-captioned cases [indicate by Debtor for all Debtors].

         PLEASE TAKE FURTHER NOTICE that this Notice is being served in accordance with Section 12.13 of the Debtors' Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code, dated December __, 2001.

         WE ACKNOWLEDGE that the Debtors shall have twenty (20) days from receipt of this Notice to object to the transaction(s) described herein if they believe such transaction(s) may impair the potential value of the Debtors' net operating losses. If the Debtors object, then the transaction(s) shall not become effective until approved by a final and nonappealable order of the Bankruptcy Court. If the Debtors do not object, then the transaction(s) will become effective as of the end of the Debtors' twenty (20) day period to object to the transaction(s).

         WE ACKNOWLEDGE that any further transactions contemplated by [acquirer/seller] that may result in [acquirer/seller] purchasing or selling additional prepetition unsecured claims against the Debtors or additional Stock will require an additional notice to be served in the same manner as this Notice.

         For the purposes of this Notice, "Ownership" of a claim against the Debtors shall be determined in accordance with applicable rules under section 382 of the Internal Revenue Code of 1986, as amended and, thus, shall include, but not be limited to, direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries), ownership by members of such person's family and persons acting in concert, and in certain cases, the creation or issuance of an option (in any form), and any variation of the term "Ownership" (e.g., Own) shall have the same meaning.

         This Notice is given in addition to, and not as a substitute for, any requisite notice under Rule 3001(e) of the Federal Rules of Bankruptcy Procedure.

                                              Respectfully submitted,


                                              -----------------------------



Dated: [city, state]
       _____________, 2002